Exhibit 10.45


                                    INDENTURE

                                      among


                              TRI FUNDING III, INC.
                                   ("Issuer")

                                       and


                             TRENDWEST RESORTS, INC.
                                  ("Servicer")

                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                   ("Trustee")





                           Dated as of August 1, 1999
                                  Providing for

              $26,000,000 6.695% Receivables-Backed Notes, Series 1999-1, Class A-1 $22,500,000 7.230% Receivables-Backed Notes, Series 1999-1,
              Class A-2  $55,904,000  7.560%  Receivables-Backed  Notes,  Series
              1999-1, Class A-3 $18,249,000 7.460% Receivables-Backed Notes, Series 1999-1, Class B $19,947,000 7.685% Receivables-Backed Notes, Series 1999-1, Class C $17,400,000 8.590%
              Receivables-Backed Notes, Series 1999-1, Class D

                                TABLE OF CONTENTS

SECTION                                                DESCRIPTION                                               PAGE
Parties...........................................................................................................1

Preliminary Statement.............................................................................................1

Granting Clause...................................................................................................1

ARTICLE ONE                DEFINITIONS............................................................................2

       Section 1.01        Definitions............................................................................2

ARTICLE TWO                NOTE FORM.............................................................................22

       Section 2.01        Form22

ARTICLE THREE              THE NOTES.............................................................................22

       Section 3.01        Denomination..........................................................................22
       Section 3.02        Execution, Authentication, Delivery and Dating........................................22
       Section 3.03        Notes as Debt.........................................................................23
       Section 3.04        Registration, Registration of Transfer and Exchange...................................23
       Section 3.05        Limitation on Transfer and Exchange...................................................24
       Section 3.06        Mutilated, Destroyed, Lost or Stolen Notes............................................24
       Section 3.07        Payment of Principal and Interest; Principal and Interest Rights
                               Preserved.........................................................................25
       Section 3.08        Persons Deemed Owner..................................................................27
       Section 3.09        Cancellation..........................................................................27
       Section 3.10        Book-Entry Registration of Class A Notes, Class B Notes, Class C Notes
                               and Class D Notes.................................................................27
       Section 3.11        Notice to Clearing Agency.............................................................28
       Section 3.12        Definitive Notes......................................................................29

ARTICLE FOUR               ORIGINAL ISSUANCE OF NOTES; SUBSTITUTIONS OF COLLATERAL...............................30

       Section 4.01        Conditions to Original Issuance of Notes..............................................30
       Section 4.02        Security for Notes....................................................................32
       Section 4.03        Substitution and Purchase of Receivables; Upgrade Contracts...........................33
       Section 4.04        Releases..............................................................................34
       Section 4.05        Trust Estate..........................................................................35
       Section 4.06        Notice of Release.....................................................................35
       Section 4.07        Opinions as to Trust Estate...........................................................35






ARTICLE FIVE               SATISFACTION AND DISCHARGE............................................................36

       Section 5.01        Satisfaction and Discharge of Indenture...............................................36

ARTICLE SIX                DEFAULTS AND REMEDIES.................................................................37

       Section 6.01        Events of Default.....................................................................37
       Section 6.02        Acceleration of Maturity; Rescission and Annulment....................................38
       Section 6.03        Collection of Indebtedness and Suits for Enforcement by Trustee.......................39
       Section 6.04        Remedies..............................................................................40
       Section 6.05        Optional Preservation of Trust Estate.................................................40
       Section 6.06        Trustee May File Proofs of Claim......................................................41
       Section 6.07        Trustee May Enforce Claims Without Possession of Notes................................41
       Section 6.08        Application of Money Collected........................................................42
       Section 6.09        Limitation on Suits...................................................................43
       Section 6.10        Unconditional Right of Noteholders to Receive Principal and Interest..................44
       Section 6.11        Restoration of Rights and Remedies....................................................44
       Section 6.12        Rights and Remedies Cumulative........................................................44
       Section 6.13        Delay or Omission; Not Waiver.........................................................45
       Section 6.14        Control by Noteholders................................................................45
       Section 6.15        Waiver of Past Defaults...............................................................45
       Section 6.16        Undertaking for Costs.................................................................46
       Section 6.17        Waiver of Stay or Extension Laws......................................................46
       Section 6.18        Sale of Trust Estate..................................................................46
       Section 6.19        Action on Notes.......................................................................47

ARTICLE SEVEN              THE TRUSTEE...........................................................................48

       Section 7.01        Certain Duties and Responsibilities...................................................48
       Section 7.02        Notice of Default.....................................................................50
       Section 7.03        Certain Rights of Trustee.............................................................50
       Section 7.04        Not Responsible for Recitals or Issuance of Notes.....................................51
       Section 7.05        May Hold Notes........................................................................52
       Section 7.06        Money Held in Trust...................................................................52
       Section 7.07        Compensation and Reimbursement........................................................52
       Section 7.08        Corporate Trustee Required; Eligibility...............................................53
       Section 7.09        Resignation and Removal; Appointment of Successor.....................................54
       Section 7.10        Acceptance of Appointment by Successor................................................54
       Section 7.11        Merger, Conversion, Consolidation or Succession to Business of Trustee................55
       Section 7.12        Co-Trustees and Separate Trustees.....................................................55

       Section 7.13        Rights with Respect to the Servicer...................................................56
       Section 7.14        Appointment of Authenticating Agent...................................................56
       Section 7.15        Collateral Agent to Hold Contracts....................................................58

ARTICLE EIGHT              RESERVED..............................................................................59


ARTICLE NINE               SUPPLEMENTAL INDENTURES...............................................................59

       Section 9.01        Supplemental Indentures Without Consent of Noteholders................................59
       Section 9.02        Supplemental Indentures with Consent of Noteholders...................................60
       Section 9.03        Execution of Supplemental Indentures..................................................61
       Section 9.04        Effect of Supplemental Indentures.....................................................61
       Section 9.05        Reference in Notes to Supplemental Indentures.........................................61

ARTICLE TEN                REDEMPTION OF NOTES...................................................................62

       Section 10.01       Redemption at the Option of the Issuer; Election to Redeem............................62
       Section 10.02       Notice to Trustee.....................................................................62
       Section 10.03       Notice of Redemption by the Issuer....................................................62
       Section 10.04       Deposit of the Redemption Price.......................................................63
       Section 10.05       Notes Payable on Redemption Date......................................................63

ARTICLE ELEVEN             REPRESENTATIONS, WARRANTIES AND COVENANTS.............................................63

       Section 11.01       Representations and Warranties........................................................63
       Section 11.02       Covenants.............................................................................67
       Section 11.03       Other Matters as to the Issuer........................................................74

ARTICLE TWELVE             ACCOUNTS AND ACCOUNTINGS..............................................................74

       Section 12.01       Collection of Money...................................................................74
       Section 12.02       Collection Account....................................................................74
       Section 12.03       Reserve Account.......................................................................80
       Section 12.04       Prefunding Account....................................................................81
       Section 12.05       Capitalized Interest Account..........................................................82
       Section 12.06       Reports by Trustee to Noteholders.....................................................84

ARTICLE THIRTEEN           PROVISIONS OF GENERAL APPLICATION.....................................................85

       Section 13.01       Acts of Noteholders...................................................................85
       Section 13.02       Notices, etc., to Trustee, Issuer, Servicer and the Rating Agencies...................85
       Section 13.03       Notices and Other Documents to Noteholders; Waiver....................................86
       Section 13.04       Effect of Headings and Table of Contents..............................................87
       Section 13.05       Successors and Assigns................................................................87
       Section 13.06       Separability..........................................................................87

       Section 13.07       Benefits of Indenture.................................................................87
       Section 13.08       Legal Holidays........................................................................87
       Section 13.09       Governing Law.........................................................................87
       Section 13.10       Counterparts..........................................................................88
       Section 13.11       Obligation............................................................................88
       Section 13.12       Compliance Certificates and Opinions..................................................88
       Section 13.13       Effective Date of Transactions........................................................89
       Section 13.14.      Parties will Not Institute Insolvency Proceedings.....................................89

Signatures.......................................................................................................90



EXHIBIT A             Form of Investment Letter
EXHIBIT B             Form of Supplement for Grant of Substitute Contracts and
                       Upgrade Contracts
EXHIBIT C-1           Form of Class A-1 Note
EXHIBIT C-2           Form of Class A-2 Note
EXHIBIT C-3           Form of Class A-3 Note
EXHIBIT C-4           Form of Class B Note
EXHIBIT C-5           Form of Class C Note
EXHIBIT C-6           Form of Class D Note
Exhibit D             Note Owner Certificate


SCHEDULE A            Contract Schedule
SCHEDULE B            Targeted Principal Balance Schedule

         INDENTURE, dated as of August 1, 1999 (herein, as amended and supplemented from time to time as permitted hereby, called this "Indenture"), among TRI FUNDING III, INC., a Delaware corporation (herein, together with its permitted successors and assigns, called the "Issuer"), TRENDWEST RESORTS, INC., an Oregon corporation, as servicer (herein, together with its permitted successors and assigns, called the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").


                              PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Issuer's 6.695% Receivables-Backed Notes, Series 1999-1, Class A-1 (the "Class A-1 Notes"), its 7.230% Receivables-Backed Notes, Series 1999-1, Class A-2 (the "Class A-2 Notes"), its 7.560% Receivables-Backed Notes, Series 1999-1, Class A-3 (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Class A Notes"), its 7.460% Receivables-Backed Notes, Series 1999-1, Class B (the "Class B Notes"), its 7.685% Receivables-Backed Notes, Series 1999-1, Class C (the "Class C Notes"), and its 8.590% Receivables-Backed Notes, Series 1999-1, Class D (the "Class D Notes") and together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes"). All covenants and agreements made by the Issuer, the Servicer and the Trustee herein are for the benefit and security of the Holders of the Notes. The Issuer, the Servicer and the Trustee are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer, the Servicer and the Trustee in accordance with its terms have been done.


                                 GRANTING CLAUSE

         To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Trustee, solely in trust and as collateral security as provided in this Indenture, for the ratable benefit of the Holders of each Class of Notes, respectively, all of the Issuer's rights, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from: (a) the Receivables and Contracts, including all proceeds of the Contracts and Receivables and all payments received on or with respect to the Contracts and Receivables and due after the applicable Cut-Off Date; (b) the Contract Files and the Collateral Agent Files;
(c) the related Vacation Credits; (d) the Receivables Purchase Agreement; (e) the Servicing Agreement; (f) the Collateral Agent Agreement; (g) all amounts from time to time on deposit in the Capitalized Interest Account, the Collection Account, the Local Bank Account, the Prefunding Account and the Reserve Account (including any Eligible Investments and other property in such accounts); and (h) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the "Collateral" or "Trust Estate"). The Trust Estate will include the Issuer's interest in Subsequent Contracts and the related Receivables and a security interest in the related Vacation Credits but will not include the Contracts that are released from the lien of the Trustee on each Payment Date pursuant to the terms of this Indenture.

         The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.


                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01 Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms.

         "Acquisition Consideration": The meaning specified in the Receivables Purchase Agreement.

         "Act": With respect to any Noteholder, the meaning specified in Section 13.01.

         "Affiliate": At any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such first mentioned Person or any Person of which such first mentioned Person beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Aggregate Collateral Value": As of any date, the sum of the aggregate of the Collateral Values outstanding at such date; provided, however, that the Collateral Value of any Defaulted

         Contract shall not be included in the calculation of Aggregate Collateral Value in any Due Period after the Due Period in which such Contract became a Defaulted Contract.

         "Asset Assignment": The meaning specified in the Receivables Purchase Agreement.

         "Authenticating Agent": Any entity appointed by the Trustee pursuant to
Section 7.14 hereof, which initially shall be the Trustee.

         "Board of Directors": Either the board of directors of the Issuer or of the Servicer, as the context requires, or any duly authorized committee of such Board.

         "Board Resolution": A copy of a resolution delivered to the Trustee and certified by the Secretary or an Assistant Secretary of the Servicer or the Issuer, as the case may be, to have been duly adopted by its respective Board of Directors and to be in full force and effect on the date of such certification.

         "Book-Entry Class A Notes": Book-Entry Class A-1 Notes, Book-Entry Class A-2 Notes or Book-Entry Class A-3 Notes, as applicable.

         "Book-Entry Class A-1 Notes": Beneficial interests in the Class A-1 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.10.

         "Book-Entry Class A-2 Notes": Beneficial interests in the Class A-2 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.10.

         "Book-Entry Class A-3 Notes": Beneficial interests in the Class A-3 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.10.

         "Book-Entry Class B Notes": Beneficial interests in the Class B Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.10.

         "Book-Entry Class C Notes": Beneficial interests in the Class C Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.10.

         "Book-Entry Class D Notes": Beneficial interests in the Class D Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.10.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, the State of Maryland or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

         "Calculation Date":  The last day of a Due Period.

         "Capitalized Interest Account": The account or accounts with that name created and maintained pursuant to Section 12.05 hereof.

         "Cede & Co.": The initial registered holder of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, acting as nominee of The Depository Trust Company.

         "Class": Any of the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes.

         "Class A Note Owner": With respect to a Book-Entry Class A Note, the Person who is the beneficial owner of such Book-Entry Class A Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Class A Notes": The definition set forth in the Preliminary Statement.

         "Class A Principal Distribution Amount": With respect to each Payment Date (a) prior to Stated Maturity and (i) not during a Trigger Event Period, an amount equal to the lesser of (A) the amount necessary to reduce the principal balance of the Class A Notes to the Targeted Credit Enhancement Level with respect to such Class and such Payment Date and (B) the amount available in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(vii) of Section 12.02(d); provided, however, the amount in clauses (a)(i) shall be paid first to the holders of the Class A-1 Notes until the Class A-1 Notes are paid in full, then to the holders of the Class A-2 Notes until the Class A-2 Notes are paid in full, then to the holders of the Class A-3 Notes until the Class A-3 Notes are paid in full; and (ii) during a Trigger Event Period, the amount in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses
(i)-(vii) of Section 12.02(e) until the Class A Notes have been paid in full; and (b) at Stated Maturity, an amount equal to the aggregate principal amount of Class A Notes Outstanding as of such date.

         "Class A Supplemental Principal Distribution Amount": With respect to each Payment Date on and after the Payment Date occurring in September, 2002 and not during a Trigger Event Period, an amount equal to the lesser of (i) the amount necessary to reduce the principal balance of the Class A Notes to the Targeted Principal Balance with respect to the Class A Notes and such Payment Date, and (ii) the amount available in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(xii) of
Section 12.02(d). Prior to the Payment Date occurring in September, 2002, the Class A Supplemental Principal Distribution Amount shall equal zero.

          "Class A-1 Note Rate": The rate at which interest accrues on the Class A-1 Notes, which rate shall be equal to 6.695% per annum.

         "Class A-1 Noteholder": Cede & Co. or a holder of a Definitive Class A-1 Note.

         "Class A-1 Notes": The definitions set forth in the Preliminary Statement.

         "Class A-2 Note Rate": The rate at which interest accrues on the Class A-2 Notes, which rate shall be equal to 7.230% per annum.

         "Class A-2 Noteholder": Cede & Co. or a holder of a Definitive Class A-2 Note.

         "Class  A-2  Notes":  The  definition  set  forth  in  the  Preliminary
Statement.

         "Class A-3 Note Rate": The rate at which interest accrues on the Class A-3 Notes, which rate shall be equal to 7.560% per annum.

         "Class A-3 Noteholder": Cede & Co. or a holder of a Definitive Class A-3 Note.

         "Class  A-3  Notes":  The  definition  set  forth  in  the  Preliminary
Statement.

         "Class B Noteholder": Cede & Co. or a holder of a Definitive Class B Note.

         "Class B Note Owner": With respect to a Book-Entry Class B Note, the Person who is the beneficial owner of such Book-Entry Class B Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Class B Note Rate": The rate at which interest accrues on the Class B Notes, which rate shall be equal to 7.460% per annum.

         "Class B Notes": The definition set forth in the Preliminary Statement.

         "Class B Principal Distribution Amount": With respect to each Payment Date (a) prior to Stated Maturity and (i) not during a Trigger Event Period, an amount equal to the lesser of (A) the amount necessary to reduce the principal balance of the Class B Notes to the Targeted Credit Enhancement Level with respect to such Class and such Payment Date and (B) the amount available in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(viii) of Section 12.02(d); and (ii) during a Trigger Event Period, the amount in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(viii) of Section 12.02(e) until the Class B Notes have been paid in full;

         and (b) at Stated Maturity, an amount equal to the aggregate principal amount of Class B Notes Outstanding as of such date.

         "Class B Supplemental Principal Distribution Amount": With respect to each Payment Date on and after the Payment Date occurring in September, 2002 and not during a Trigger Event Period, an amount equal to the lesser of (i) the amount necessary to reduce the principal balance of the Class B Notes to the Targeted Principal Balance with respect to the Class B Notes and such Payment Date and (ii) the amount available in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(xiii) of
Section 12.02(d). Prior to the Payment Date occurring in September, 2002, the Class B Supplemental Principal Distribution Amount shall equal zero.

         "Class C Noteholder": Cede & Co. or a holder of a Definitive Class C Note.

         "Class C Note Owner": With respect to a Book-Entry Class C Note, the Person who is the beneficial owner of such Book-Entry Class C Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Class C Note Rate": The rate at which interest accrues on the Class C Notes, which rate shall be equal to 7.685% per annum.

         "Class C Notes": The definition set forth in the Preliminary Statement.

         "Class C Principal Distribution Amount": With respect to each Payment Date (a) prior to Stated Maturity and (i) not during a Trigger Event Period, an amount equal to the lesser of (A) the amount necessary to reduce the principal balance of the Class C Notes to the Targeted Credit Enhancement Level with respect to such Class and such Payment Date and (B) the amount available in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(ix) of Section 12.02(d); and (ii) during a Trigger Event Period, the amount in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(ix) of Section 12.02(e) until the Class C Notes have been paid in full; and (b) at Stated Maturity, an amount equal to the aggregate principal amount of Class C Notes Outstanding as of such date.

         "Class C Supplemental Principal Distribution Amount": With respect to each Payment Date on and after the Payment Date occurring in September, 2002 and not during a Trigger Event Period, an amount equal to the lesser of (i) the amount necessary to reduce the principal balance of the Class C Notes to the Targeted Principal Balance with respect to the Class C Notes and such Payment Date and (ii) the amount available in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(xiv) of
Section 12.02(d). Prior to the Payment Date occurring in September, 2002, the Class C Supplemental Principal Distribution Amount shall equal zero.

         "Class D Noteholder": Cede & Co. or a holder of a Definitive Class D Note.

         "Class D Note Owner": With respect to a Book-Entry Class D Note, the Person who is the beneficial owner of such Book-Entry Class D Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Class D Note Rate": The rate at which interest accrues on the Class D Notes, which rate shall be equal to 8.590% per annum.

         "Class D Notes": The definition set forth in the Preliminary Statement.

         "Class D Principal Distribution Amount": With respect to each Payment Date (a) prior to Stated Maturity and (i) not during a Trigger Event Period, an amount equal to the lesser of (A) the amount necessary to reduce the principal balance of the Class D Notes to the Targeted Credit Enhancement Level with respect to such Class and such Payment Date and (B) the amount available in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(x) of Section 12.02(d); and (ii) during a Trigger Event Period, the amount in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(x) of Section 12.02(e) until the Class D Notes have been paid in full; and (b) at Stated Maturity, an amount equal to the aggregate principal amount of Class D Notes Outstanding as of such date.

         "Class D Supplemental Principal Distribution Amount": With respect to each Payment Date on and after the Payment Date occurring in September, 2002 and not during a Trigger Event Period, an amount equal to the lesser of (i) the amount necessary to reduce the principal balance of the Class D Notes to the Targeted Principal Balance with respect to the Class D Notes and such Payment Date and (ii) the amount available in the Collection Account from the related Due Period after the payment of the amounts set forth in clauses (i)-(xv) of
Section 12.02(d). Prior to the Payment Date occurring in September, 2002, the Class D Supplemental Principal Distribution Amount shall equal zero.

         "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

         "Clearing Agency Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date": August 25, 1999, the date that the Transaction Documents are originally executed and delivered by the parties thereto.

         "Club" or "WorldMark": WorldMark, the Club, a California mutual benefit corporation, and its successors in interest.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collateral": The meaning specified in the Granting Clause of this Indenture.

         "Collateral Agent": Sage Systems, Inc., a Washington corporation, and its permitted successors and assigns.

         "Collateral Agent Agreement": The Collateral Agent Agreement, dated as of August 1, 1999, by and among the Collateral Agent, the Servicer, the Issuer and the Trustee, as amended and supplemented from time to time.

         "Collateral Agent Files": The meaning set forth in the Receivables Purchase Agreement.

         "Collateral Value": With respect to each Receivable as of any date of determination, the amount of principal outstanding with respect to such Receivable at the end of such date (without giving effect to any write-off or writedown of such Receivable).

         "Collection Account": The account or accounts with that name with that name created and maintained pursuant to Section 12.02 hereof.

         "Contract Files": The meaning specified in the Receivables Purchase Agreement.

         "Contract Schedule": The listing of Contracts and Receivables on Schedule A hereto as amended from time to time, which shall include with respect to each Contract listed on such schedule: (a) its identifying number, (b) the name and mailing address of the related Obligor, (c) the original number of months to maturity, (d) the number of months to maturity as of the related Cut-Off Date, (e) the interest rate of the Receivable, (f) its date of origination, (g) the original principal balance, (h) the Collateral Value as of the related Cut-Off Date, (i) the maturity date, (j) the monthly payment amount,
(k) the paid-through date, (l) the first payment date, (m) the date of sale, and
(n) the related number of Vacation Credits.

         "Contracts": The retail installment contracts (and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such contract and all rights with respect to the Vacation Credits to the extent specifically related to any such contract), which are acquired by the Issuer from time to time pursuant to the Receivables Purchase Agreement and identified on the Contract Schedule attached hereto as Schedule A, plus Substitute Contracts, Subsequent Contracts and Upgrade Contracts, and any amendments, riders and annexes thereto; provided that, from and after the date on which a Receivable relating to a Contract is purchased or substituted by the Issuer or Trendwest in accordance with Section 4.03 hereof or released pursuant to Section 4.04 hereof, such Contract shall no longer constitute a "Contract" for purposes of the Transaction Documents.

         "Controlling Class": The Class A Notes until the Class A Notes are paid in full, then the Class B Notes until the Class B Notes are paid in full, then the Class C Notes until the Class C Notes are paid in full, then the Class D Notes.

         "Corporate Trust Office": The principal corporate trust office of the Trustee located at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Servicer and the Issuer, or the principal corporate trust office of any successor Trustee.

         "Cut-Off Date": With respect to Contracts pledged to the Trustee on the Closing Date, the Initial Cut-Off Date, with respect to each Subsequent
Contract, the related Subsequent Cut-Off Date, and with respect to any Substitute Contract or Upgrade Contract, the date on which such Contract is pledged to the Trustee by the Issuer.

         "DCR":  Duff & Phelps Credit Rating Co. and its successors in interest.

         "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

         "Default Rate": For any Due Period, the sum of the Collateral Values as of the Calculation Date occurring in such Due Period of all Contracts that became Defaulted Contracts in such Due Period and remained Defaulted Contracts as of the end of business on such Calculation Date divided by the Aggregate Collateral Value on the Calculation Date immediately preceding such Due Period.

         "Defaulted Contract":  The Contract related to a Defaulted Receivable.

          "Defaulted Receivable": A Receivable shall become a Defaulted Receivable at the earliest of (i) the date on which the Servicer receives notice that the related Obligor has (or, if a Receivable has two Obligors, both
Obligors have) become the subject of bankruptcy proceedings, (ii) the Calculation Date on which any portion of the related Receivable would (if such Receivable were owned by Trendwest) be written off Trendwest's financial statements or books of account or would otherwise be deemed uncollectible in the normal course of business (for reasons other than disputes of amounts owed with respect to such Receivable), (iii) the Calculation Date on which all or part of any Scheduled Payment with respect to such Receivable has not been received and remains unpaid for a period of 180 or more days as of such Calculation Date or
(iv) the date on which the related Obligor has (or, if a Contract has two Obligors, both Obligors have) given notice to the Servicer, or the Servicer otherwise has reason to believe, that such Receivable will not be paid (for reasons other than disputes of amounts owed with respect to such Receivable).

         "Definitive  Class A-1 Note": A definitive,  fully registered Class A-1
Note issued pursuant to Section 3.10.

         "Definitive  Class A-2 Note": A definitive,  fully registered Class A-2
Note issued pursuant to Section 3.10.

         "Definitive  Class A-3 Note": A definitive,  fully registered Class A-3
Note issued pursuant to Section 3.10.

         "Definitive Class B Note": A definitive, fully registered Class B Note issued pursuant to Section 3.10.

         "Definitive Class C Note": A definitive, fully registered Class C Note issued pursuant to Section 3.10.

         "Definitive Class D Note": A definitive, fully registered Class D Note issued pursuant to Section 3.10.

         "Delinquent Contract": As of any Calculation Date, a Contract (a) as to which a Scheduled Payment was not received by or on behalf of the Issuer within 60 days of when such Scheduled Payment was due and remains unpaid as of such Calculation Date and (b) is not a Defaulted Contract.

         "Delivery Date": The date on which a Note is issued in accordance with this Indenture.

         "Depository Agreement": The letter of representations, between the Issuer and the Depository Trust Company, as Clearing Agency.

         "Determination Date": The fifth day preceding each Payment Date or, if such day is not a Business Day, the preceding Business Day.

         "Due Date": With respect to each Receivable, the date of the month on which payment is due thereunder.

         "Due Period": As to any Determination Date or Payment Date, as the case may be, the period beginning on and including the first day and ending at the end of the last day of the calendar month preceding the month in which such Determination Date or Payment Date, as the case may be, occurs; provided, however, that the initial Due Period shall be the period from and including July 1, 1999 through August 31, 1999.

         "Eligible Account": A segregated account, which may be an account maintained with the Trustee, which is maintained with a depository institution or trust company whose long term unsecured debt obligations are rated at least F1 by Fitch and D-1 by DCR (or, if not rated by Fitch and DCR, an equivalent rating from S&P or Moody's).

         "Eligible Investments":  Any and all of the following:

                   (i) direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (A) demand and time deposits in,  certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has the highest short term unsecured debt rating of Fitch and DCR, (or, if not rated by Fitch and DCR, an equivalent rating from S&P or Moody's) and provided that each such investment has an original maturity of no more than 180 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

                 (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of Fitch and DCR (or, if not rated by Fitch and DCR, an equivalent rating from S&P or Moody's) at the time of such investment;

                  (iv) commercial paper having, or demand notes constituting an investment vehicle in commercial paper having, an original maturity of less than 180 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of Fitch and DCR (or, if not rated by Fitch and DCR, an equivalent rating from S&P or Moody's) at the time of such investment (the issuer of any demand notes under this paragraph (iv) must also be an institution that satisfies the unsecured debt rating test specified in this paragraph
         (iv));

                   (v) a guaranteed investment contract issued by an insurance company or other corporation having a long term unsecured debt rating or a claims paying ability rated in the highest available rating category of Fitch and DCR (or, if not rated by Fitch and DCR, an equivalent rating from S&P or Moody's) at the time of such investment; and

                  (vi) money market funds having ratings in the highest available rating category of Fitch and DCR (or if not rated by Fitch and DCR, an equivalent rating from S&P or Moody's) at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein), including money market funds of the Trustee and any such funds that are managed by the Trustee or any of its Affiliates or for which the Trustee or any Affiliate of the Trustee acts as advisor.

Any Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

         "Eligible   Receivable":   All   Receivables,    including   Subsequent
Receivables, that are not more than 90 day delinquent as of the close of business on the related Calculation Date.

         "Event of Default": The meaning specified in Section 6.01 hereof.

         "Final Due Date": With respect to each Receivable, the last Due Date specified in the related Contract.

         "Final Payment Date": With respect to any Class, the date on which the final principal payment on the Notes of such Class becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration or redemption.

         "Fitch":  Fitch IBCA, Inc. and its successors in interest.

         "Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Contracts, the Receivables or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Contracts and the Receivables, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" or "Noteholder": The person in whose name a Note is registered in the Note Register.

         "Indenture" or "this Indenture": This instrument as originally executed as from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this Indenture to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed, or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import, when not related to a specific subdivision of this Indenture, refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "Independent": When used with respect to any specified Person means such a Person, who (1) is in fact independent of the Issuer, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any Affiliate of the Issuer, (3) is not connected with the Issuer as an officer, employee, promoter, underwriter, Trustee, partner, director, a person performing similar functions and (4) is not a brother, sister, spouse, parent or child of any Person listed in clauses (2) and (3) above. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Initial Aggregate Collateral Value":  $163,540,953.49.

         "Initial Cut-Off Date":  The close of business on June 30, 1999.

         "Initial Payment Date": September 15, 1999, the first Payment Date following the Closing Date.

         "Initial Purchaser": Prudential Securities Incorporated.

         "Interest Shortfall Payment": The definition set forth in Section 3.07(a).

         "Issuer": TRI Funding III, Inc., a Delaware corporation, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

         "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by the Chairman of the Board, President, a Vice
President, the Treasurer or Secretary of the Issuer and delivered to the Trustee.

         "Lien": Any mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance, charge, lien (statutory or other), preferences priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

         "Local Bank": The meaning specified in the Servicing Agreement.

         "Local Bank Account": The meaning specified in the Servicing Agreement.

         "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         "Moody's: Moody's Investors Service, Inc. and its successors in interest.

         "Note" or "Notes": The notes authenticated and delivered under this Indenture.

         "Note Owner": A Class A Note Owner, Class B Note Owner, Class C Note Owner or Class D Owner, as the case may be.

         "Note Owner Certificate": The certificate of a Note Owner or transferee thereof attached as Exhibit D hereto.

         "Note Purchase Agreement": The Note Purchase Agreement, dated as of August 18, 1999, among the Issuer, Trendwest, TW Holdings, TW Holdings II, TRI I, TRI II and the Initial Purchaser.

         "Note Rate": The Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate, the Class B Note Rate, the Class C Note Rate or the Class D Note Rate, as applicable.

         "Note Register" and "Note Registrar": The respective meanings specified in Section 3.04 hereof.

         "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register.

         "Obligor": The borrower under each related Contract, including any guarantor of such borrower, and their respective successors and assigns.

         "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Trustee, which certificate shall comply with the applicable requirements of Section 13.12 hereof. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer on behalf of the Issuer.

         "Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be reasonably satisfactory to the Trustee and which opinion shall comply with the applicable requirements of Section 13.12 hereof.

         "Outstanding":   With  respect  to  the  Notes,   as  of  any  date  of
determination, all Notes theretofore authenticated and delivered under this Indenture except:

         (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation; and

         (ii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that for purposes of determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon such Notes, any Affiliate of the Issuer or Trendwest shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only such Notes which the Trustee knows to be so owned shall be so disregarded.

         "Overdue Interest":  The meaning set forth in Section 3.07(a).

         "Overdue Payment": With respect to a Due Period and a Delinquent Contract, all payments due in a prior Due Period that the Servicer receives from or on behalf of an Obligor during the related Due Period on such Delinquent Contract, including any Servicing Charges.

         "Paying Agent": The Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 7.08 hereof and is authorized by the Issuer pursuant to Section 11.15(o) hereof to pay the principal of, or interest on, any Notes on behalf of the Issuer.

         "Payment Date": The fifteenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date.

         "Person": Any individual, corporation, limited liability company, partnership, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Prefunding Account": The account or accounts by that name established and maintained by the Trustee pursuant to Section 12.04.

         "Prefunding Period": The period beginning on the Closing Date and ending on the Pre-Funding Period Termination Date.

         "Prefunding Period Termination Date": The first to occur of the following: (a) the close of business on September 30, 1999, (b) the Payment Date on which the amount on deposit in the Prefunding Account is less than $10,000 and (c) the date on which a Trigger Event occurs.

         "Principal Distribution Amount": The Class A Principal Distribution Amount, the Class B Principal Distribution Amount, the Class C Principal Distribution Amount or the Class D Principal Distribution Amount, as applicable.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase and Substitution Limit": 13% of the aggregate Collateral Values of all Receivables pledged by the Issuer to the Trustee on the Prefunding Period Termination Date, measured as of their related Cut-Off Dates.

         "Purchase Price": With respect to any Contract or interest therein repurchased by the Issuer or Trendwest, as the case may be, pursuant to Section
3.03 of the Receivables Purchase Agreement, Section 4.03 hereof or Section 3.10(b) of the Servicing Agreement, the sum of (i) the Collateral Value of the related Receivable on the Calculation Date on or immediately succeeding the date when the Receivable is repurchased and (ii) any interest portion of Scheduled Payments with respect to such Receivable due on or prior to such Calculation Date but not received through such Calculation Date.

         "Rating Agency":  Each of DCR and Fitch.

         "Receivables": With respect to any Contract, all of, and the right to receive all of (i) the Scheduled Payments, (ii) any Residual Proceeds, (iii) any Recoveries and (iv) any Servicing Charges.

         "Receivables Purchase Agreement": The Receivables Purchase Agreement, dated as of August 1, 1999, by and among TRI I, TRI II, Trendwest, TW Holdings, TW Holdings II and the Issuer, as amended and supplemented from time to time, together with the Asset Assignment and each Subsequent Asset Assignment executed in connection therewith.

         "Record Date": With respect to any Payment Date, the close of business on the last day of the related Due Period, whether or not a Business Day, except with respect to the Initial Payment Date for the Notes, the Record Date shall be the Closing Date.

         "Recoveries": For any Due Period occurring during or after the date on which any Contract becomes a Defaulted Contract and with respect to such Defaulted Contract, all payments that the Servicer received from or on behalf of an Obligor during such Due Period in respect of such Defaulted Contract or from liquidation or reselling the related Vacation Credits (including purchases by Trendwest pursuant to Section 3.10(e) of the Servicing Agreement), including but not limited to Scheduled Payments, Overdue Payments and Guaranty Amounts, as
         reduced by any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Defaulted Contract.

         "Redemption Date":  A date fixed pursuant to Section 10.01 hereof.

         "Redemption Price": With respect to any Note, and as of any Redemption Date, the Outstanding principal amount of such Note, together with interest accrued thereon through the Redemption Date at the Note Rate (exclusive of installments of interest and principal maturing on or prior to the Redemption Date, payment of which shall have been made or duly provided for to the Holder of such Note on the applicable Record Date or as otherwise provided in this Indenture).

         "Redemption Record Date": With respect to any redemption of any Note, a date fixed pursuant to Section 10.01 hereof.

         "Registered Holder": The Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

         "Reinvestment Income": Any interest or other earnings earned on all or part of the Trust Estate.

         "Releasable Receivable": With respect to any Payment Date not occurring during a Trigger Event Period and for which the principal balance of each Class of Notes has been reduced to the Targeted Credit Enhancement Level for such Class and Payment Date and the amount in the Reserve Account is equal to or greater than the Reserve Account Required Balance, any Defaulted Receivable and any Receivable that is more than 90 days delinquent.

         "Remittance Date": The Business Day immediately preceding each Payment Date.

         "Reserve Account": The trust account created and maintained pursuant to
Section 12.03 hereof.

         "Reserve Account Required Balance": As of any Payment Date, an amount equal to the greater of (i) $800,000 and (ii) the product of (a) 3.0% and (b) the principal balance of the Notes Outstanding as of such Payment Date (after any distributions made pursuant to Section 12.02, on such date).

         "Residual Proceeds": With respect to a Contract that is not a Defaulted Contract and the related Vacation Credits, the net proceeds of any resale or other disposition of such Vacation Credits.

         "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "S&P": Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         "Sale":  The meaning specified in Section 6.18 hereof.

         "Scheduled Payment": With respect to a Payment Date and a Contract, the periodic payment set forth in such Contract due from the Obligor in the related Due Period. Scheduled Payments shall not include any membership dues or other housekeeping payments relating to the use of the Club.

         "Servicer": Initially, Trendwest Resorts, Inc., an Oregon corporation, and any successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement.

         "Servicer Fee": On each Payment Date, an amount equal to the product of
(i) one-twelfth of 1.0% and (ii) the Aggregate Collateral Value at the close of business on the related Calculation Date.

         "Servicing Agreement": The Servicing Agreement, dated as of August 1, 1999, by and among the Issuer, the Servicer and the Trustee, as amended or supplemented from time to time.

         "Servicing Charges": The sum of (i) all late payment charges paid by Obligors on Delinquent Contracts after payment in full of any Scheduled Payments due in a prior Due Period and Scheduled Payments for the related Due Period and
(ii) any other incidental charges or fees received from an Obligor, including, but not limited to, late fees, collection fees and bounced check charges.

         "Servicing Officers": The meaning set forth in the Servicing Agreement.

         "State": Any state of the United States of America and, in addition, the District of Columbia and the Commonwealth of Puerto Rico.

         "Stated Maturity":  August 15, 2010.

         "Subordinated Note": The subordinated note dated as of the Closing Date, made by the Issuer to Trendwest as a part of Acquisition Consideration and the payments of which are subordinated by its terms to distributions made pursuant to clauses (i)-(xvii) of Section 12.02(d) and clauses (i)-(xi) of
Section 12.02(e). The form of the Subordinated Note is attached to the Receivables Purchase Agreement as Exhibit D.

         "Subsequent Contract": A Contract which Trendwest sells to the Issuer and the Issuer pledges to the Trustee in connection with a draw on the Prefunding Account.

         "Subsequent Cut-Off Date": With respect to any Subsequent Contract, the last day of the Due Period immediately preceding the related Subsequent Transfer Date.

         "Subsequent Transfer Date": Each date during the Prefunding Period, which must be a Business Day, on which one or more of Trendwest, TRI I or TRI II sell to the Issuer and the Issuer pledges Subsequent Contracts to the Trustee hereunder.

         "Substitute  Contract":   The  meaning  specified  in  the  Receivables
Purchase Agreement.

         "Substitute Receivable": The meaning specified in the Receivables Purchase Agreement.

         "Supplemental Principal Distribution Amount": With respect to the Class A Notes, the Class A Supplemental Principal Distribution Amount, with respect to the Class B Notes, the Class B Supplemental Principal Distribution Amount, with respect to the Class C Notes, the Class C Supplemental Principal Distribution Amount, and with respect to the Class D Notes, the Class D Supplemental Principal Distribution Amount.

         "Targeted Credit Enhancement Level": With respect to the Class A Notes, 38.50%, with respect to the Class B Notes, 27.75%, with respect to the Class C Notes, 16.00%, and with respect to the Class D Notes, 5.75% of the sum of (a) amounts remaining in the Prefunding Account after distributions on such Payment Date and (b) the Aggregate Collateral Value of all Eligible Receivables as of the close of business on the related Calculation Date or, with respect to any Contracts added after the related Calculation Date and prior to such Payment Date, as of the related Cut-Off Date.

         "Targeted Principal Balance": With respect to the Class A Notes, the Class B Notes, the Class C Notes and Class D Notes and each Payment Date, the amount set forth on Schedule B attached hereto.

         "TFI": Trendwest Funding I, Inc., the independent member of TRI I, and its successors in interest.

         "Transaction Documents": This Indenture, the Note Purchase Agreement, the Servicing Agreement, the Receivables Purchase Agreement, the Collateral Agent Agreement and the Notes.

         "Trendwest": Trendwest Resorts, Inc., an Oregon corporation, and its permitted successors and assigns.

         "TRI I": TRI Funding Company I, L.L.C. and its successors in interest.

         "TRI II": TRI Funding II, Inc. and its successors in interest.

         "Trigger Event": Any of the following events or conditions: (1) if, as of any Calculation Date, the aggregate Collateral Value of the Receivables that are more than 60 days delinquent, as of each related Calculation Date for the preceding three Due Periods is greater than or equal to 6% of the Aggregate Collateral Value as of the related Calculation Date; (2) if, as of any Calculation Date, the aggregate Collateral Value of Defaulted Receivables that became Defaulted Receivables in the related Due Period is greater than or equal to 0.80% of the Aggregate Collateral Value as of the related Calculation Date;
(3) the aggregate Collateral Value of the Receivables that became Defaulted Receivables is greater than or equal to 17% of the aggregate Collateral Value of Receivables pledged to the Trustee on the Prefunding Period Termination Date, measured as of their respective Cut-Off Dates; (4) an Event of Default or Servicer Event of Default has occurred and is continuing; (5) (a) WorldMark voluntarily incurs or is any time voluntarily liable for any debt, or any of its property voluntarily is or voluntarily becomes subject to any Liens (other than
(i) utility or similar easements or licenses which do not relate to borrowings by WorldMark or (ii) Liens that in the aggregate for all properties do not exceed $100,000), or (b) WorldMark involuntarily incurs or is any time involuntarily liable for any debt, or any of its property involuntarily is or involuntarily becomes subject to any Liens (other than utility or similar easements or licenses which do not relate to borrowings by WorldMark) that individually or in the aggregate (with respect to all such debt and the obligations secured by all such Liens) exceed $1,000,000; (6) WorldMark sells, leases or otherwise transfers voluntarily or otherwise, any of its real estate properties or any interest therein so that, in the aggregate, there is a net decrease in Vacation Credits available for member use below 550,000,000; (7) WorldMark exchanges one of its present properties for another property that is worth fewer Vacation Credits than the property so exchanged; or (8) WorldMark has interests in units at fewer than 24 developed resort properties.

         "Trigger Event Period": Each period beginning on the Determination Date following the day on which a Trigger Event occurs and ending on the last day of the month in which no Trigger Event occurs or is continuing.

         "Trustee": Norwest Bank Minnesota, National Association, a national banking association until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

         "Trust Estate": The meaning specified in the Granting Clause of this Indenture.

         "Trustee Fee": The fee payable on each Payment Date to the Trustee in consideration for the Trustee's performance of its duties pursuant to this Indenture as Trustee, in an amount equal to the product of (i) one-twelfth of the Trustee Fee Rate and (ii) the aggregate principal amount of Outstanding Notes on the preceding Payment Date after giving effect to distributions on such date (or, in the case of the Initial Payment Date, the initial aggregate principal amount of the Notes).

         "Trustee Fee Rate": 0.0325% per annum.

         "TW Holdings": TW Holdings, Inc., a Nevada corporation, and its permitted successors and assigns.

         "TW Holdings II": TW Holdings II, Inc., a Delaware corporation, and its permitted successors and assigns.

         "UCC": The Uniform Commercial Code as it may from time to time be in effect in the applicable State.

         "Unreimbursed Servicing Transfer Payments": With respect to any transfer of servicing by the Servicer, any costs or expenses of the Trustee, to the extent not reimbursed by the Servicer or a third-party, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Receivables properly and effectively.

         "Upgrade": The prepayment of a Contract and entry into a new contract by an Obligor, WorldMark and Trendwest, pursuant to which the Obligor purchases additional Vacation Credits in exchange for an increase in the principal balance owed by the Obligor.

         "Upgrade Contract": The new contract entered into by an Obligor, Trendwest and the Club related to an Upgrade by such Obligor. Each Upgrade Contract shall be pledged to the Trustee pursuant to Section 4.03(g) hereof.

         "Vacation Credits": The vacation credits financed by an Obligor pursuant to a Contract.

         "Vice President": With respect to a member of the Issuer or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "WorldMark" or the "Club": WorldMark, the Club, a California mutual benefit corporation, and its successors in interest.

                                   ARTICLE TWO

                                    NOTE FORM

         Section 2.01 Form. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes and the Class D Notes, together with the certificates of authentication, shall be in substantially the form set forth in Exhibits C-1, C-2, C-3, C-4, C-5 and C-6, respectively, hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any manner acceptable to the Trustee and the initial purchasers of the Notes, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.


                                  ARTICLE THREE

                                    THE NOTES

         Section 3.01 Denomination. The aggregate principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes and the Class D Notes which may be authenticated and delivered under this Indenture is limited to an aggregate principal amount of $26,000,000, $22,500,000, $55,904,000, $18,249,000, $19,947,000 and $17,400,000, respectively
(except for Notes authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Notes pursuant to Sections 3.03, 3.04, 3.06 or 9.05 hereof). The Notes shall be issuable only as registered Notes without coupons in the denominations of at least $250,000; provided, however, that, the foregoing shall not restrict or prevent the transfer in accordance with Sections
3.04 and 3.05 hereof of any Note with a remaining outstanding principal amount of less than $250,000.

         Section 3.02 Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by the President, one of the Vice Presidents or the Treasurer of the Issuer. The signature of these officers on the Notes must be manual.

         Notes bearing the manual signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold offices at the date of authentication or delivery of such Notes.

         Each Note shall bear on its face the appropriate Delivery Date and be dated as of the date of its authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 3.03 Notes as Debt. For all federal, state, local and foreign tax purposes, the Issuer, the Servicer, the Trustee and all Noteholders shall treat the Notes as debt of the Issuer.

         Section 3.04 Registration, Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept initially at the Corporate Trust Office of the Trustee a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Norwest Bank Minnesota,
National Association, Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479, is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Trustee shall have the right to rely conclusively upon a certificate of the Note Registrar as to the names and addresses of the holders of the Notes and the principal amounts and numbers of such Notes as held. Upon request of any Holder, the Trustee shall, to the extent it may lawfully do so, furnish such Holder with a list of the names and addresses of all Holders entered on the Note Register indicating the principal amount and serial number, if any, of each Note held by each Holder.

         (b) Only upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 11.02(n) hereof and subject to the conditions set forth in Section 3.05 and Section 3.06 hereof, the Issuer shall execute, and the Trustee or its agent shall
authenticate  and  deliver,  in  the  name  of  the  designated   transferee  or
transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount and Stated Maturity.

         (c) At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity, only upon surrender of the Notes to be exchanged at such office or agency, subject to Section 3.06 hereof. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or its agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

         (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.03 or 9.05 hereof not involving any registration of transfer.

         Notwithstanding anything else to the contrary contained in this Indenture, the obligation of the Issuer to pay the principal of and interest on the Notes is not a general obligation of the Issuer, but is limited solely to the amounts available out of the Collateral pledged to the Trustee under this Indenture.

         Section 3.05 Limitation on Transfer and Exchange. The Notes will not be registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any State. If the Notes of any Class are no longer held by The Depository Trust Company pursuant to Section 3.10, then the restrictions set forth in this Section 3.05 shall apply to transfers of such Notes. In such event, no transfer of any Note shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable State securities laws. In the event that a transfer is to be made without registration or qualification, such Noteholder's prospective transferee shall either (i) deliver to the Trustee an investment letter substantially in the form set forth on Exhibit A hereto (the "Investment Letter") or (ii) deliver to the Trustee an opinion of counsel that the transfer is exempt from the 1933 Act. Such opinion may be given by an attorney that is an employee or officer of such transferee. Neither the Issuer nor the Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law.

         The Trustee shall have no liability to the Trust Estate or any Noteholder arising from a transfer of any such Note in reliance upon a certification or opinion described in this Section 3.05.

         Section 3.06 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Note Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Trustee such security or indemnity as may be required by the Trustee to save the Issuer and the Trustee or any agent of any of them harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon its request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor, initial principal amount and Stated Maturity, bearing a number not contemporaneously outstanding. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

         Upon the issuance of any new Note under this Section 3.06, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section 3.06, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 3.07 Payment of Principal and Interest; Principal and Interest Rights Preserved. (a) The Notes shall bear interest on the unpaid principal amount thereof at the applicable Note Rate (calculated on the basis of a 360-day year consisting of 12 months of 30 days each), monthly from and including the first day of each Due Period through the last day of such Due Period (except with respect to the Initial Payment Date, from the Closing Date through August 31, 1999) and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of principal or interest (such overdue interest and interest at the applicable Note Rate on such overdue interest, the "Overdue Interest") from the date such principal or interest became due and payable until fully paid. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the unpaid principal amount of the Outstanding Notes at the close of business on the Payment Date immediately preceding such Payment Date or, with respect to interest payable on the Initial

Payment Date, on the principal amount of the Outstanding Notes on the Closing Date; provided, however, that in making any interest payment, if the interest calculation with respect to any Note shall result in a portion of such payment being less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof. To the extent that there is a shortfall in the amount available to pay the interest owed on the Class A Notes, the amount of interest paid to the holders of each such Class of Class A Notes shall be determined by multiplying the amount available for such distribution by the ratio of the amount of interest
(including Overdue Interest) owed on such Class to the amount of interest (including Overdue Interest) owed on all Classes of the Class A Notes (each such amount with respect to each Class, the "Interest Shortfall Payment"). With respect to the Notes of any Class, due but unpaid interest will accrue interest at the related Note Rate.

         (b) The principal of each Note shall be payable in installments ending no later than the Stated Maturity of such Note unless such Note becomes due and payable at an earlier date by declaration of acceleration or automatic acceleration, call for redemption or otherwise. All reductions in the principal amount of any Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Note, and of any
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Payments of principal on the Notes of each Class will be made on each Payment Date in an amount equal to the sum of (a) the Principal Distribution Amount for such Class and (b) on and after the Payment Date occurring on and after September, 2002, the Supplemental Principal Distribution Amount for such Class and will be applied to the Notes on a pro rata basis among the Notes of such Class, commencing on the Initial Payment Date, provided, however, that with respect to the Class A Notes prior to a Trigger Event Period, the Class A-2 Notes will not be entitled to any payments of principal until the principal amount of the Class A-1 Notes has been reduced to zero, and the Class A-3 Notes will not be entitled to any payments of principal until the principal amount of the Class A-1 Notes and Class A-2 Notes have been reduced to zero. The principal payable on the Notes of each Class shall be paid (to the extent payable in accordance with the terms hereof) on each Payment Date beginning on the Initial Payment Date and ending on the Final Payment Date with respect to such Class on a pro rata basis within each Class based upon the face amount of each Note of such Class; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

         (c) The principal of and interest on the Notes are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or, if requested by such Registered Holder, by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. All payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Trustee at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid that the Issuer expects that such final installment will be paid on such Payment Date. Notice of final payment on any Note shall be mailed by the Trustee to the Holder of such Note in accordance with Section 12.05(a) hereof. Funds representing any such checks returned undeliverable shall be held in accordance with Section 11.02(o). Upon payment in full of all amounts owed to the Noteholder of any Note, such Note shall be void, and such Noteholder shall use reasonable efforts to return such Note to the Trustee at the Corporate Trust Office for cancellation upon written request of the Trustee or the Issuer. In the event a Noteholder cannot return its Note to the Trustee within 60 days following payment in full of the Note, it shall send the Trustee an affidavit certifying such loss upon request.

         Section 3.08 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         Section 3.09 Cancellation. All Notes surrendered to the Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 3.09, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of by the Trustee as is customary with its standard practice.

         Section 3.10 Book-Entry Registration of Class A Notes, Class B Notes, Class C Notes and Class D Notes. Each of the Notes, upon original issuance, shall be issued in the form of one or more typewritten Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes, respectively (the "Book-Entry Class A-1 Notes," the "Book-Entry Class A-2 Notes," the "Book-Entry Class A-3 Notes," the "Book-Entry Class B Notes," the "Book-Entry Class C Notes," and the "Book-Entry Class D Notes," respectively), to be delivered to The Depository Trust Company, the initial Clearing Agency, or its agent by, or on behalf of, the Issuer. Each of the Class A Notes, Class B Notes, Class C Notes and Class D Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, as the initial Clearing Agency, and no Class A Note Owner, Class B Note Owner, Class C Note Owner or Class D Owner will receive a definitive note representing such Note Owner's interest in the Class A Notes, Class B Notes, Class C Notes or Class D Notes, as the case may be, except as provided in Section 3.12. Unless and until Definitive Class A-1 Notes and/or Definitive Class A-2 Notes and/or Definitive Class A-3 Notes and/or Definitive Class B Notes and/or Definitive Class C Notes and/or

Definitive Class D Notes have been issued to the applicable Note Owners pursuant to Section 3.12:

                   (a) the provisions of this Section 3.10 shall be in full force and effect with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes or the Class D Notes, as the case may be;

                   (b) the Issuer, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes or the Class D Notes, as the case may be, (including the making of distributions on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes and the Class D Notes, as the case may
         be) as the authorized representatives of the respective Note Owners;

                   (c) to the extent that the provisions of this Section 3.10 conflict with any other provisions of this Indenture, the provisions of this Section 3.10 shall control; and

                   (d) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such respective Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class B Notes, Definitive Class C Notes or Definitive Class D Notes, as the case may be, are issued pursuant to Section 3.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes, as the case may be, to such Clearing Agency Participants.

         For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, holders of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes or Class D Notes, as the case may be, evidencing a specified percentage of the Outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes or the Class D Notes, respectively, such direction or consent may be given by Note Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes or the Class D Notes evidencing the requisite percentage of the Outstanding Principal Amount of such Notes, respectively.

         Section 3.11 Notice to Clearing Agency. Whenever notice or other communication to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders or the Class D Noteholders is required under this Agreement, unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive

Class A-3 Notes, Definitive Class A-3 Notes, Definitive Class B Notes, Definitive Class C Notes or Definitive Class D Notes shall have been issued to the related Note Owners pursuant to Section 3.10, the Trustee shall give all such notices and communications specified herein to be given to such Noteholders to the applicable Clearing Agency which shall give such notices and communications to the related Class A Note Owners, Class B Note Owners, Class C Note Owners and Class D Note Owners in accordance with its applicable rules, regulations and procedures.

         Section 3.12 Definitive Notes. If (a)(i) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to any or all Classes and (ii) the Trustee or the Issuer is unable to locate a qualified successor, (b) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to any or all Classes through the Clearing Agency or (c) after the occurrence of an Event of Default, Class A Note Owners, Class B Note Owners, Class C Note Owners and Class D Note Owners with respect to the Class A Notes, Class B Notes, Class C Notes and Class D Notes evidencing not less than 50% of the aggregate unpaid Outstanding principal amount of the Class A Notes, Class B Notes, Class C Notes and Class D Notes, respectively, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system with respect to the Class A Notes, Class B Notes, Class C Notes or Class D Notes, respectively, through the Clearing Agency is no longer in the best interests of the Class A Note Owners, Class B Note Owners, Class C Note Owners or Class D Note Owners, as the case may be, the Trustee shall notify all Class A Note Owners, Class B Note Owners, Class C Note Owners and Class D Note Owners with respect to the Class A Notes, Class B Notes, Class C Notes and Class D Notes Owners, respectively, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Class A Notes, Definitive Class B Notes, Definitive Class C Notes or Definitive Class D Notes, to Class A Note Owners, Class B Note Owners, Class C Note Owners and Class D Note Owners, respectively, requesting the same. Upon surrender to the Trustee of the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes, as the case may be, by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Issuer shall execute and the Trustee shall authenticate and deliver the Definitive Class A Notes, Definitive Class B Notes, Definitive Class C Notes or Definitive Class D Notes, as the case may be. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Class A Notes, Definitive Class B Notes, Definitive Class C Notes or Definitive Class D Notes, as the case may be, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Class A Notes, Definitive Class B Notes, Definitive Class C Notes and Definitive Class D Notes, respectively, and the Trustee shall recognize the holders of the Definitive Class A Notes as Class A Noteholders and/or holders of the Definitive Class B Notes as Class B Noteholders and/or holders of the Definitive Class C Notes as Class C Noteholders and/or holders of the Definitive Class D Notes as Class D Noteholders hereunder.

                                  ARTICLE FOUR

             ORIGINAL ISSUANCE OF NOTES; SUBSTITUTIONS OF COLLATERAL

         Section 4.01 Conditions to Original Issuance of Notes. (a) The Trustee shall, upon receipt of an Issuer Order and upon the satisfaction of the conditions set forth below, authenticate and deliver the Notes on the Closing Date. The Outstanding Notes shall be equally and ratably entitled, with all other Notes as provided herein, to the benefits of this Indenture without preference, priority or distinction, except as set forth herein, all in accordance with the terms and provisions of this Indenture.

         (b) The obligation of the Trustee to authenticate, execute and deliver the Notes is subject to the satisfaction of the following conditions:

                   (i)  the  Issuer   shall  have   executed  the  Notes  to  be
         authenticated and delivered on the Closing Date and shall have delivered such Notes to the Trustee on or prior to the Closing Date;

                  (ii) the Issuer shall have delivered to the Collateral Agent on or prior to the Closing Date the original executed counterpart of each Contract (and the rest of the contents of the related Collateral Agent File) identified in the Contract Schedule on the Closing Date, and the Trustee shall have received a receipt from the Collateral Agent evidencing such delivery;

                 (iii) the Issuer and the Servicer shall have delivered to the Trustee on or prior to the Closing Date an Officer's Certificate dated as of the Closing Date of each of the Issuer and the Servicer, stating, as applicable, that (A) such Person is not in Default under this Indenture or the Servicing Agreement and that the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, such Person's certificate of incorporation, by-laws or other organizational documents, as applicable, or any material indenture, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which such Person is a party or by which it may be bound or to which it may be subject; and (B) that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

                  (iv) each of the Issuer, TFI, TRI I, TRI II, TW Holdings, TW Holdings II, the Collateral Agent and the Servicer shall have delivered to the Trustee on or prior to the Closing Date a Board Resolution of its board of directors authorizing, as applicable, the execution, delivery and performance of this Indenture and the other Transaction Documents and the transactions contemplated hereby and thereby, certified by an officer of such Person, as applicable;

                   (v) each of the Issuer, TFI, TRI I, TRI II, TW Holdings, TW Holdings II, the Collateral Agent and the Servicer shall have delivered to the Trustee on or prior to the Closing Date a copy of an officially certified document, dated not more than 30 days prior to the Closing Date, evidencing its due organization and good standing;

                  (vi) each of the Issuer, TFI, TRI I, TRI II, TW Holdings, TW Holdings II, the Collateral Agent and the Servicer shall have delivered to the Trustee on or prior to the Closing Date copies of its charter and by-laws (or, with respect to TRI I, its Certificate of Formation and its Limited Liability Company Agreement) certified by its Secretary or an Assistant Secretary;

                 (vii) the Issuer shall have delivered, or cause to be delivered, to the Trustee, on or prior to the Closing Date, evidence of filing (a) with the Secretary of State of the State of the Issuer's chief executive office, UCC-1 financing statements executed by the Issuer, as debtor, and naming the Trustee for the benefit of the Noteholders as secured party, and the Trust Estate as collateral; and
         (b) with the Secretary of State of the States in which the chief executive office of each of Trendwest, TW Holdings, TRI I, TRI II and TW Holdings II is located, UCC-1 financing statements executed by the applicable transferor as debtor and naming the applicable transferee as secured party and naming as collateral the collateral transferred by each transferor;

                (viii) the Servicer shall have delivered to the Trustee on or prior to the Closing Date a certificate listing the Servicing Officers of the Servicer as of the Closing Date;

                  (ix) the Issuer shall have delivered to the Trustee on or prior to the Closing Date an executed copy of the Servicing Agreement and the Receivables Purchase Agreement and all amendments and supplements thereto;

                   (x) Trendwest, TW Holdings, TRI I, TRI II and TW Holdings II shall have delivered to the Trustee on or prior to the Closing Date an executed copy of the Receivables Purchase Agreement and all amendments and supplements thereto;

                  (xi) the Collateral Agent shall have delivered to the Trustee on or prior to the Closing Date an Officer's Certificate dated as of the Closing Date stating that (A) the execution, delivery and performance of the Collateral Agent Agreement will not result in a breach of any of the terms, conditions, provisions of, or constitute a default under, the Collateral Agent's certificate of incorporation or by-laws or any material indenture, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it is bound, or any order of any court or administrative agency entered into in any proceeding to which the Collateral Agent is a party or by which it may be bound or to which it may be subject; and

                 (xii) Each of the Rating Agencies shall have delivered a letter rating the Class A Notes, the Class B Notes and the Class C Notes at least "AAA", "AA" and "A," respectively, and Fitch shall have delivered a letter rating the Class D Notes at least "BBB."

         (c) The obligation of the Trustee to accept the pledge of the Subsequent Contracts on any Subsequent Transfer Date shall be subject to the satisfaction of the following conditions:

                   (i) the Issuer shall have delivered to the  Collateral  Agent on or prior to the applicable Subsequent Transfer Date the original executed counterpart of each applicable Contract (and the rest of the contents of the related Collateral Agent File) identified in the schedule to the applicable Subsequent Asset Assignment on such Subsequent Transfer Date, and the Trustee shall have received a receipt from the Collateral Agent evidencing such delivery;

                  (ii) the Issuer and the Servicer shall have delivered to the Trustee on or prior to the Closing Date an Officer's Certificate dated as of such Subsequent Transfer Date of each of the Issuer and the Servicer, stating, as applicable, that (A) such Person is not in Default under this Indenture or the Servicing Agreement and (B) that all conditions precedent provided in this Indenture relating to the pledge and delivery of the applicable Subsequent Contracts have been complied with; and

                 (iii) none of the ratings from either Duff or Fitch, as applicable shall have been reduced or withdrawn.

         Section 4.02 Security for Notes. (a) Filing. The Issuer shall file UCC-1 financing statements described in Section 4.01(b)(vii) hereof in accordance with such Section 4.01(b)(vii). From time to time, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary or deemed by the Trustee to be appropriate to perfect the Trustee's interests in the Contracts and the Receivables and protect the Trustee's interest in the related Vacation Credits against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         (b) Name Change or Relocation. If any change in the Issuer's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Issuer shall deliver 30 days' prior written notice of such change or relocation to the Servicer, the Trustee, the Rating Agencies and the Noteholders and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Trustee's interests in the Trust Estate.

         (c) Chief Executive Office. During the term of this Indenture, the Issuer will maintain its chief executive office and principal place of business in one of the States of the United States.

         (d) Costs and Expense. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustee's right, title and interest in and to the Trust Estate.

         Section 4.03 Substitution and Purchase of Receivables; Upgrade Contracts. (a) If at any time the Issuer or the Trustee obtains knowledge (within the meaning of 7.01(e) hereof), discovers or is notified by the Servicer that any of the representations and warranties of Trendwest in the Receivables Purchase Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify the other parties to this Indenture, the Noteholders and Trendwest.

         (b) In the event any representation or warranty of Trendwest in the Receivables Purchase Agreement is incorrect and materially and adversely affects the value of a Contract, the related Receivable or the related Vacation Credits, or the interests of the Holders of the Notes, or in the event of any breach of any of the representations and warranties set forth in Sections 3.01(a)(v), 3.01(a)(vi), 3.01(a)(vii), 3.01(a)(xiii), 3.01(a)(xiv), 3.01(a)(xvi),
3.01(a)(xxii) or 3.01(a)(xxiii) of the Receivables Purchase Agreement, then the Issuer shall require Trendwest, pursuant to the Receivables Purchase Agreement, to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 30 days of discovery or notice thereof. If Trendwest fails or is unable to cure such circumstance or condition in accordance with the Receivables Purchase Agreement, then the Issuer shall require Trendwest to substitute or purchase pursuant to the Receivables Purchase Agreement, any Receivable related to any Contract as to which such representation or warranty is incorrect within the time specified in Section
3.03 of the Receivables Purchase Agreement. The Servicer shall deposit, or shall cause to be deposited, into the Local Bank Account upon receipt of such amounts by the Servicer pursuant to Section 3.03 of the Receivables Purchase Agreement.

         (c) If the Issuer fails to enforce the purchase or substitution obligation of Trendwest under the Receivables Purchase Agreement, the Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Issuer to require such purchase or substitution.

         (d) With respect to any Defaulted Receivable or Delinquent Receivable, the Issuer shall be entitled to purchase the Contract related to such Contract or to deliver a Substitute Contract meeting the same requirements as those specified in Section 3.04 of the Receivables Purchase Agreement for substitutions and purchases by Trendwest upon breaches of a representation or warranty by Trendwest thereunder; provided, however, that the aggregate Collateral Value of

Defaulted   Receivables   and  Substitute   Contracts  which  are  purchased  or
substituted by the Issuer (measured as of the date of substitution) shall not exceed the Purchase and Substitution Limit;

         (e) The Issuer shall  provide to the  Trustee,  or with respect to item
(ii) below the Collateral Agent, on the date of delivery of any Substitute Contract the items listed in (i) and (ii) below.

                   (i) a supplement to the Receivables Purchase Agreement substantially in the form of Annex A to the Receivables Purchase Agreement and Exhibit B hereto, subjecting such Substitute Contract to the provisions thereof and hereof and providing with respect to such Substitute Contract the information set forth in the Contract Schedule; and

                  (ii) the original executed counterpart of the Contract and the Collateral Agent File relating to such Substitute Contract.

         (f) If a Contract becomes a Defaulted Contract, the Issuer may purchase such Contract by paying to the Trustee out of the amount paid to the Issuer pursuant to clause (xxi) of Section 12.02(d) or clause (xvi) of Section 12.02(e) the Purchase Price for such Defaulted Contract; provided, however, the Issuer cannot purchase a Defaulted Contract if the Collateral Value of all such Defaulted Contracts so purchased would exceed the amount paid to the Issuer pursuant to such clauses; further provided, that the purchases pursuant to this
Section 4.03(f) shall be deemed to be purchases subject to the Purchase and Substitution Limit as if repurchased pursuant to Section 4.03(b).

         (g) If an Obligor desires to enter into an Upgrade Contract and the Issuer purchases such Contract from Trendwest in exchange for the existing Contract pursuant to Section 3.04(e) of the Receivables Purchase Agreement, then the Servicer shall cause Trendwest to deliver such Upgrade Contract to the Collateral Agent on behalf of the Issuer immediately upon execution by Trendwest, WorldMark and the Obligor, and the Issuer shall pledge such Upgrade Contract to the Trustee immediately upon such execution by delivering (i) to the Trustee a supplemental grant in the form of Annex A to the Receivables Purchase Agreement and Exhibit B hereto, subjecting such Upgrade Contract to the provisions thereof and hereof and providing with respect to such Upgrade Contract the information set forth in the Contract Schedule and (ii) to the Collateral Agent the original executed counterpart of the Upgrade Contract and the rest of the contents of the related Collateral Agent File.

         Section 4.04 Releases. (a) The Issuer shall be entitled to obtain a release from the lien of this Indenture for any Contract, the related Receivable and the related Vacation Credits at any time (i) after a payment by Trendwest of the Purchase Price of the Receivable, (ii) after a Substitute Contract is substituted for such Contract in accordance with the terms hereof, (iii) upon the purchase of a Contract in accordance with Section 3.10(b) of the Servicing Agreement, or (iv) if the related Receivable is a Releaseable Receivable, if the Issuer delivers to the Trustee an Officer's Certificate (A) identifying the Receivable and the related Contract and the related Vacation Credits to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, in the event such Contract, the related Receivable and the related Vacation Credits are being released from the lien of this Indenture pursuant to (i) or (iii) above, (D) certifying that the amount deposited in the Collection Account equals (x) the Purchase Price of the Receivable related to such Contract, in the event a Contract, the related Receivable and the related Vacation Credits are being released from the lien of this Indenture pursuant to (i) above or (y) the entire amount set forth in
Section 3.10(b) of the Servicing Agreement with respect to such Contract, the related Receivable and related Vacation Credits in the event of a release from the lien of this Indenture pursuant to (iii) above and (E) if Releaseable Receivables are to be released, that the Notes of each Class are being paid down to their respective Targeted Credit Enhancement Levels and the amount in the Reserve Account is greater than or equal to the Reserve Account Required Balance; provided, however, that upon the termination of a Contract, any residual proceeds from the related Vacation Credits shall be placed in the Collection Account prior to the Trustee or the Issuer releasing the related Vacation Credits from the security interest granted to the Trustee by the Issuer pursuant to this Indenture or to the Issuer by Trendwest pursuant to the Receivables Purchase Agreement.

         (b) Upon satisfaction of the conditions specified in subsection (a) above or upon the satisfaction of the conditions in Section 4.03(e) or the remittance of the Purchase Price by the Issuer pursuant to Section 4.03(d) or
Section 4.03(f) hereof and Section 3.04 of the Receivables Purchase Agreement with respect to a Contract, the Trustee shall release from the lien of this Indenture the Contract, the related Receivable and the related Vacation Credits described in the Issuer's request for release and shall deliver, or instruct the Collateral Agent to deliver, to or upon the order of the Issuer such Contract and the related Collateral Agent File.

         Section 4.05 Trust Estate. When required by the provisions of Articles Four, Six and Twelve hereof, the Trustee shall execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article Four shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 4.06 Notice of Release. The Trustee shall be entitled to receive at least 5 days' notice of any action to be taken pursuant to Section 4.04(a) hereof, accompanied by copies of any instruments involved.

         Section 4.07 Opinions as to Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any UCC financing statements and continuation statements, as are necessary to
(x) perfect the transfers from and grants of security interests by Trendwest, TRI I, TRI II, TW Holdings and TW Holdings II to the

Issuer, and (y) perfect and make effective the first priority lien and security interest in the Trust Estate in favor of the Trustee, for the benefit of the Noteholders, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before each anniversary of the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel with respect to each jurisdiction in which a UCC financing statement has been filed against each of Trendwest, TW Holdings, TW Holdings II, TRI I TRI II, and the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any UCC financing statements and continuation statements as is necessary to maintain the first priority lien and security interest created by this Indenture, and the security interest, if applicable, created by the Receivables Purchase Agreement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any UCC financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture and the security interest, if applicable, created by the Receivables Purchase Agreement until the next date a continuation statement must be filed to maintain the Trustee's interest in the Collateral.

                                  ARTICLE FIVE


                           SATISFACTION AND DISCHARGE

         Section 5.01 Satisfaction and Discharge of Indenture. (a) Following payment in full of (i) the Notes, (ii) the fees and charges of the Trustee and
(iii) all other obligations of the Issuer under this Indenture, and the release by the Trustee of the Trust Estate in accordance with Section 5.01(b) hereof, this Indenture shall be discharged.

         (b) In connection with the discharge of this Indenture and the release of the Trust Estate, the Trustee shall release from the lien of this Indenture and shall deliver, or instruct the Collateral Agent to deliver, to or upon the order of the Issuer all property remaining in the Trust Estate and shall execute and file, at the expense of the Issuer, UCC financing statements evidencing such discharge and release.

                                   ARTICLE SIX


                              DEFAULTS AND REMEDIES

         Section 6.01 Events of Default. "Event of Default" wherever used herein means any one of the following events:

                   (1) failure to make any payment of interest as required under this Indenture which failure remains uncured for one Business Day; or

                   (2) failure to make any payment of principal as required under this Indenture which failure remains uncured for one Business Day after the same becomes due and payable; or

                   (3) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture, the Note Purchase Agreement, the Receivables Purchase Agreement, the Collateral Agent Agreement or the Servicing Agreement (other than a covenant or warranty default, the observance or performance of which is elsewhere in this
         Section 6.01 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, the Note Purchase Agreement, the Receivables Purchase Agreement, the Collateral Agent
         Agreement, the Servicing Agreement or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith or therewith proving to have been incorrect in any material respect as of the time when the same shall have been made and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (except for defaults relating to Sections 4.03 and 11.02(a), (b), (i), (j), (l),
         (q) and (s) hereof, which shall have no grace period) from the earlier of the Issuer obtaining actual knowledge of, or receiving from the Trustee or any Holder notice of, such default or incorrect representation or warranty; or

                   (4)  the  Issuer  becomes   subject  to  registration  as  an
         "investment company" under the Investment Company Act of 1940, as amended; or

                   (5) the filing of a petition or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or State bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Issuer or for any substantial part of its property in an involuntary case, or ordering the winding up or liquidation of the Issuer's affairs, and the continuance of any such petition undismissed or of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                   (6) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or State bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Issuer to the filing of any such petition or to the appointment of or possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's property, or the making by the Issuer of any assignment for the benefit of creditors, or the admission by either in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Issuer in furtherance of any such action;

                   (7) (i) the impairment of the validity of any security interest of the Trustee in the Trust Estate, except as expressly permitted, or (ii) creation of any encumbrance not otherwise permitted which is not stayed or released within 10 days of the Issuer having knowledge of its creation; or

                   (8) a default in the observance or performance by Trendwest of its repurchase obligations under Section 3.03 of the Receivables Purchase Agreement.

         Section 6.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to the Note Outstanding occurs and is continuing, then Holders of not less than 66-2/3 % in aggregate principal amount of the Outstanding Notes of the Controlling Class may declare, by notice in writing to the Trustee and the Issuer, or may direct the Trustee to declare, by notice in writing to the Issuer, the principal of all the Notes to be immediately due and payable, and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived; provided, however, that if an Event of Default under paragraph (5) or (6) of Section 6.01 hereof occurs with respect to the Issuer, the Notes shall automatically become due and payable without any declaration notice to the Issuer or the Trustee. The Trustee shall send a copy of any such notice to the Rating Agencies.

         At any time after such a declaration of acceleration has been made, or after such acceleration has automatically become effective, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes of the Controlling Class, by written notice to the Issuer and the Trustee, may rescind and annul such declaration or automatic acceleration and its consequences

         (except that in the case of a payment default on the Notes, the consent of all the Noteholders shall be required to rescind and annul such declaration or automatic acceleration and its consequences) if:

                   (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                            (A) all overdue installments of interest on all
                  Notes,

                            (B) the  principal of any Notes which has become due
                  otherwise than by such declaration of acceleration or automatic acceleration and interest thereon at the rate borne by such Notes from the time such principal first became due until the date when paid, and

                            (C) all sums paid or advanced, together with interest thereon, by the Trustee or any Noteholder hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and the Noteholders, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit; and

                   (2) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such declaration of acceleration or by automatic acceleration, have been cured or waived as provided in Section 6.15 hereof.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 6.03 Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if an Event of Default shall occur and be continuing and the Notes have been declared, or automatically become, due and payable and such declaration or automatic acceleration has not been rescinded and annulled, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal and overdue interest at the applicable Note Rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Issuer fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust may, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate

         Proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.04 Remedies. If an Event of Default shall have occurred and be continuing, the Trustee may do one or more of the following:

                   (a) institute Proceedings for the collection of all amounts then due and payable on the Notes or under this Indenture, whether by declaration, automatic acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer the monies adjudged due;

                   (b) take possession of and sell the Trust Estate securing the Notes or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

                   (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Trust Estate securing the Notes;

                   (d) during the continuance of a default under a Contract, exercise any of the rights of the lender under such Contract; and

                   (e) exercise any remedies of a secured party under the UCC or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder;

provided, however, that without the consent of the Holders of not less than all of the Outstanding Notes, the Trustee may not sell or otherwise liquidate any portion of the Trust Estate unless the proceeds of such Sale or liquidation distributable to the Noteholders are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest.

         Section 6.05 Optional Preservation of Trust Estate. If (i) an Event of Default shall have occurred and be continuing with respect to the Notes and (ii) no Notes have been declared, or have automatically become, due and payable, or such declaration or automatic acceleration and its consequences have been annulled and rescinded, the Trustee, upon request from the Holders of a majority in principal amount of the Outstanding Notes, may elect, by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Twelve of this Indenture. If the Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Trustee and the Issuer from the Holders of a majority in principal amount of the Notes Outstanding of the Controlling Class.

         Section 6.06 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other Proceeding relating to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration, automatic acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered to intervene in such Proceeding or otherwise,

                   (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof) and of the Noteholders allowed in such Proceeding, and

                  (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

         Section 6.07 Trustee May Enforce  Claims  Without  Possession of Notes.
(a) In all Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         (b) All rights of actions and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought in its own name as Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the benefit of the Holders of the Notes and shall be distributed as set forth in Section 6.08 hereof.

         Section 6.08 Application of Money Collected. If the Notes have been declared, have automatically become, or otherwise become due and payable following an Event of Default and such declaration or automatic acceleration has not been rescinded or annulled, any money collected by the Trustee with respect to the Notes pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Trustee as security for the Notes, including without limitation the amounts in the Reserve Account, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, without presentation of any Notes:

         FIRST: To the payment to the Trustee of the Trustee Fee, its expenses then due and any Unreimbursed Servicing Transfer Payments and to the Trustee its costs incurred in connection with enforcing the remedies provided for in this Article Six;

         SECOND: To the payment of the Collateral Agent Fee, if not paid by the Servicer;

         THIRD:  To the  payment of all  amounts  due the  Servicer  pursuant to
Section 3.09 of the Servicing Agreement and, but for the acceleration of the Notes, Section 12.02(d)(ii) hereof;

         FOURTH: To the payment of the amounts then due and unpaid upon the Class A Notes for interest, with interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Class A Notes) on overdue interest to the Holders of the Class A Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest, treating the three Classes of Class A Notes as one Class; provided, however, if the amount available is insufficient to pay in full the interest owed on the Class A Notes, the Holders of such Class of Class A Notes shall receive the Interest Shortfall Payment for such Class, on a pro rata basis within such Class;

         FIFTH: To the payment of the amounts then due and unpaid upon the Class B Notes for interest, with interest (to the extent such interest has been collected by the

Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Class B Notes) on overdue interest to the Holders of the Class B Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

         SIXTH: To the payment of the amounts then due and unpaid upon the Class C Notes for interest, with interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Class C Notes) on overdue interest to the Holders of the Class C Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for interest;

         SEVENTH: To the payment of the amounts then due and unpaid upon the Class D Notes for interest, with interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Class D Notes) on overdue interest to the Holders of the Class D Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes for interest;

         EIGHTH: To the payment of the remaining outstanding principal balance of the Class A Notes ratably without preference or priority of any kind, treating the three Classes of Class A Notes as one Class;

         NINTH: To the payment of the remaining outstanding principal balance of the Class B Notes ratably without preference or priority of any kind;

         TENTH: To the payment of the remaining outstanding principal balance of the Class C Notes ratably without preference or priority of any kind;

         ELEVENTH: To the payment of the remaining outstanding principal balance of the Class D Notes ratably without preference or priority of any kind;

         TWELFTH: To the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto.

         Section 6.09 Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                   (2) the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                   (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                   (4) the Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

                   (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of not less than 66-2/3% or more in principal amount of the Outstanding Notes of the Controlling Class; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

         Section 6.10 Unconditional Right of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Noteholders shall have the right, which is absolute and unconditional, to receive payment of the principal, interest, and premium, if any, on such Note as such principal, interest, and premium, if any, becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         Section 6.11 Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then, and in every case, the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 6.12 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.06 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.13 Delay or Omission; Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

         Section 6.14 Control by Noteholders. The Holders of not less than 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

                   (1) such direction shall not be in conflict with any rule of law or with this Indenture including, without limitation, any provision hereof which expressly provides for greater percentage of principal of Outstanding Notes;

                   (2) any direction to the Trustee by the Noteholders to undertake a private Sale of the Trust Estate shall be by the Holders of not less than 66-2/3% in principal amount of Outstanding Notes of the Controlling Class, unless the condition set forth in Section 6.18(b)(ii) hereof is met;

                   (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Trustee need not take any action which a Responsible Officer or Officers of the Trustee in good faith determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting; and

                   (4) the Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

         Section 6.15 Waiver of Past Defaults. The Holders of not less than 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class may on behalf of the Holders of all the Notes waive any past Default hereunder and its consequences, except a Default:

                   (1) in the payment of the principal of, or premium, if any, or interest on any Note, or a Default described in Sections 6.01(5) and
         (6) hereof, or

                   (2) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.16 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but notwithstanding such assessment, the provisions of this
Section 6.16 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Noteholder or group of Noteholders, holding in the aggregate more than 50% in principal amount of the Outstanding Notes of the Controlling Class, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity provided that such suit is not deemed to be frivolous under the applicable rules of civil procedure by such court.

         Section 6.17 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.18 Sale of Trust Estate. (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this

Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

         (b) To the extent permitted by applicable law, the Trustee shall not, in any private Sale, sell to a third party the Trust Estate, or any portion thereof unless:

                   (i) the Holders of not less than all of the Outstanding Notes, consent to or direct the Trustee to make such Sale; or

                  (ii) the proceeds of such Sale would not be less than the sum of all amounts due to the Trustee hereunder and the entire unpaid principal amount of the Notes and interest due or to become due thereon on the Payment Date next succeeding such Sale.

         (c) The Trustee or the Noteholders may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Trustee or the Noteholders in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

         (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable.

         Section 6.19 Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                                  ARTICLE SEVEN


                                   THE TRUSTEE

         Section 7.01 Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default known to the Trustee as provided in subsection (e) below:

                   (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default known to the Trustee as provided in subsection (e) below has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

                   (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section 7.01;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction the Holders of a majority (or other such percentage as may be required by the terms hereof) in principal amount of the Outstanding Notes in accordance with Section 6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture, the Receivables Purchase Agreement or the Servicing Agreement; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

         (e) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Section 6.01(4), 6.01(5) or 6.01(6) hereof, any Default described in Section 6.01(3) hereof or Section 4.03(a) hereof unless a Responsible Officer has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

         (f) The Trustee shall be under no obligation to institute any suit, or to take any remedial action under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability resulting from the Trustee's negligence or willful misconduct as adjudicated, in connection with any action so taken.

         (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration or automatic acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another person, the acquisition of the Trust Estate by the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Noteholders and the rights of the Noteholders shall continue to be governed by the terms of this Indenture.

         (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

         (i) The Trustee shall provide the reports and accountings as required pursuant to Section 12.04 hereof.

         (j) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture. The Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, no implied covenant shall be read into this Indenture and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and corrections of the opinions furnished to the Trustee.

         Section 7.02 Notice of Default. Promptly after the occurrence of any Default known to the Trustee (within the meaning of Section 7.01(e) hereof) which is continuing, the Trustee shall transmit by mail to all Holders of Notes, as their names and addresses appear on the Note Register, notice of such Default hereunder known to the Trustee.

         Section 7.03 Certain Rights of Trustee. Except as otherwise provided in
Section 7.01,

                   (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                   (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                   (d) the Trustee may consult with counsel and the written advice of such counsel selected by the Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                   (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                   (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney; and

                   (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney, appointed with due care by it hereunder.

         Section 7.04 Not Responsible for Recitals or Issuance of Notes. (a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof.

         (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any of the Vacation Credits or Contracts, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Trustee or of any intervening assignment, the review of any Contract (it being understood that the Trustee has not reviewed and does not intend to review the substance or form of any such Contract), the performance or enforcement of any Contract, the compliance by the Issuer, Trendwest, TRI I, TRI II, TW Holdings, TW Holdings II or the Servicer with any covenant or the breach by the Issuer, Trendwest, TRI I, TRI II, TW Holdings, TW Holdings II or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account, the Prefunding Account, the Upgrade Purchase Account or the Reserve Account or any loss resulting therefrom, the acts or omissions of the Issuer, Trendwest, TRI I, TRI II, TW Holdings, TW Holdings II, the Servicer or any Obligor, any action of the Servicer taken in the name of the Trustee, or the validity of the Servicing Agreement or the Receivables Purchase Agreement.

         (c) The Trustee shall not have any obligation or liability under any Contract by reason of or arising out of this Indenture or the granting of a security interest in such Contract hereunder or the receipt by the Trustee of any payment relating to any Contract pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Seller under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Contract.

         Section 7.05 May Hold Notes. The Trustee, the Servicer, any Paying Agent, the Note Registrar, any Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, and if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Servicer, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

         Section 7.06 Money Held in Trust. Money and investments held in trust by the Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder but need not be segregated from other funds except to the extent required herein or required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided herein.

         Section 7.07    Compensation and Reimbursement.  The Issuer agrees:

                   (i) to pay the Trustee monthly its fee for all services rendered by it hereunder as Trustee, in the amount of the Trustee Fee and any investment income earned by the Trustee pursuant to Section
         12.02 (net of losses for which the Trustee is liable pursuant to Section 12.02)(which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all Unreimbursed Servicing Transfer Expenses, reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or the Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Trustee's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

                 (iii) to indemnify and hold harmless the Trust Estate and the Trustee from and against any loss, liability, expense, damage or injury sustained or suffered pursuant to this Indenture by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust Estate or the Trustee (including without limitation any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Issuer shall not indemnify the Trustee if such loss, liability, expense, damage or injury is due to the Trustee's negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. The indemnification of the Trustee provided by this Section 7.07 shall be payable to the Trustee out of funds on deposit in the Collection Account pursuant to subsection 12.02(d)(xx) or 12.02(e)(xiv), as applicable; the Trustee shall have no ability to sell or otherwise liquidate the Contracts in the Trust Estate solely in order to obtain funds to finance this indemnification obligation. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of this Indenture.

         Upon the occurrence of an Event of Default resulting in an acceleration of maturity of the Notes that has not been rescinded and annulled, the Trustee shall have, as security for the performance of the Issuer under this Section 7.07, a lien ranking senior to the lien of the Notes with respect to which any claim of the Trustee under this Section 7.07 arose upon all property and funds held or collected as part of the Trust Estate by the Trustee in its capacity as such. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against any Trust Estate unless (i) such Proceeding is in connection with a proceeding in accordance with Article Six hereof for enforcement of the lien of this Indenture for the benefit of the Holders of the Notes secured by such Trust Estate after the occurrence of an Event of Default (other than an Event of Default due solely to a breach of this Section 7.07) and a resulting declaration of acceleration or automatic acceleration of maturity of such Notes that has not been rescinded and annulled, or (ii) such Proceeding does not result in or cause a Sale or other disposition of such Trust Estate. All monies so collected by the Trustee shall be applied in accordance with Section 6.08 hereof, and the Trustee shall receive amounts pursuant to Section 6.08 hereof only to the extent that payment thereof will not result in a subsequent Event of Default caused by such payments to the Trustee.

         Section 7.08 Corporate Trustee Required; Eligibility. There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, or be a member of a consolidated bank holding company with a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States of America, and, except with respect to the initial Trustee hereunder, which shall have a commercial paper or other short-term rating of the highest short term rating categories by Fitch and DCR (or, if not rated by Fitch and DCR, by S&P or Moody's) or otherwise acceptable to the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Seven.

         Section 7.09 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Seven shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10 hereof.

         (b) The Trustee may resign at any time by giving 60 days' written notice thereof to the Issuer and to each Noteholder. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

         (c) The Trustee may be removed with or without cause by the Act of the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class by notice to the Trustee at any time.

         (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to the Notes, the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class or the Issuer, with the written consent of Holders of not less than 66-2/3% in principal amount of Outstanding Notes of the Controlling Class, may appoint a successor Trustee.

         (e) The Issuer shall give notice to the Servicer, the Collateral Agent and the Noteholders in the manner provided in Section 13.03 hereof of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to the Notes. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 7.10 Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the
Issuer, each Noteholder and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07 hereof. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article Seven.

         Section 7.11 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article Seven, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

         Section 7.12 Co-Trustees and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer, and the Trustee shall have power to appoint, and, upon the written request of the Trustee, or of the Holders of Notes representing at least 25% of the aggregate principal amount of the Outstanding Notes, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee, either to act as co-Trustee, jointly with the Trustee of all or any part of such Trust Estate, or to act as separate Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.12. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

         Should any written instrument from the Issuer be reasonably required by any co-Trustee or separate Trustee so appointed for more fully confirming to such co-Trustee or separate Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                   (i) the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

                  (ii) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Trustee or separate Trustee;

                 (iii) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-Trustee or separate Trustee, appointed under this Section 7.12, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-Trustee or separate Trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Trustee or separate Trustee that has so resigned or been removed may be appointed in the manner provided in this Section 7.12;

                  (iv) no co-Trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14 hereof; and

                   (v) any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-Trustee and separate Trustee.

         Section 7.13 Rights with Respect to the Servicer. The Trustee's rights and obligations with respect to the Servicer shall be governed by the Servicing Agreement.

         Section 7.14 Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section
3.06 hereof, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication or the delivery of Notes to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Issuer and a majority in principal amount Outstanding of the Noteholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 7.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 7.14.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section 7.14.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating  Agent  shall  cease  to  be  eligible  in  accordance  with  the
provisions  of  this  Section   7.14,   the  Trustee  may  appoint  a  successor
Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 7.14.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 7.14, but the Trustee shall not be entitled to be reimbursed for such payments.

         If an appointment is made pursuant to this Section 7.14, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Notes described in the within-mentioned Indenture.

                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                                       By
                                              As Authenticating Agent



                                       By
                                             Authorized Signatory

         Section 7.15 Collateral Agent to Hold Contracts. The Collateral Agent, as agent (solely for the purpose of perfecting the security interest of the Trustee in the Contracts and the related Collateral Agent Files) and bailee of the Trustee, shall hold each Contract, together with any documents relating thereto that may from time to time be delivered to the Collateral Agent, until such time as such Contract is released from the lien of this Indenture pursuant to the terms hereof. Within 10 days of the Closing Date, the Collateral Agent will review each Collateral Agent File to determine whether or not such file is complete, and it shall file an exception report with the Issuer, the Trustee and the Servicer within such time period. If an exception is not cured within 40 days of the Closing Date, the related Contract must be repurchased by Trendwest within 30 days of the end of such 40-day period. The Trustee shall have no responsibility or liability for the actions or inactions of the Collateral Agent with respect to such review.

         The Trustee shall be under no duty or obligation to inspect, review or examine the Contracts or the related Collateral Agent Files for any purpose, including, without limitation, to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                                  ARTICLE EIGHT

                                    RESERVED


                                  ARTICLE NINE


                             SUPPLEMENTAL INDENTURES

         Section 9.01 Supplemental Indentures Without Consent of Noteholders. The Issuer, the Servicer and the Trustee, without the consent of the Holders of any Notes, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that any such amendment, as evidenced by an Opinion of Counsel, will not have a material adverse effect on Noteholders:

                   (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

                   (2) to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer herein and in the Notes contained, in accordance with Section 11.02(q) hereof; or

                   (3) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes, or to surrender any right or power herein conferred upon the Issuer; or

                   (4) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee for the benefit of the Noteholders; or

                   (5) to evidence the succession of the Trustee pursuant to Article Seven hereof.

         No supplemental indenture that permits the issuance of the Notes in coupon form will be of any force and effect unless the Trustee and the Issuer shall have received an Opinion of Counsel to the effect that such amendment will not adversely affect the Issuer's ability to deduct the interest paid on the Notes. The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Promptly after the execution by the Issuer, the Servicer and the Trustee of any supplemental indenture pursuant to this Section 9.01, the Issuer shall mail to each Noteholder and to the Rating Agencies a copy of such supplemental indenture.

         Section 9.02 Supplemental Indentures with Consent of Noteholders. With the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes of the Controlling Class, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, the Servicer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Outstanding Note affected thereby:

                   (1) change the Stated Maturity of any Note or the due date of any installment of principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the Note Rate or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

                   (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or

                   (3) impair or adversely affect the Trust Estate except as otherwise permitted herein; or

                   (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                   (5) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders of the Outstanding Notes required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

                   (6) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture; or

                   (7)     modify any of  Sections 6.01(l)  or (2), 6.02, 6.03,
         6.08, 6.18,  12.02(d),  12.02(e) or 12.02(f) hereof.

         It shall be  necessary  for any Act of  Noteholders  under this Section
9.02 to approve the particular form of any proposed supplemental indenture.

         Promptly after the execution by the Issuer, the Servicer and the Trustee of any supplemental indenture pursuant to this Section 9.02, the Issuer shall mail to the Holders of the Notes and the Placement Agents a copy of such supplemental indenture.

         Notwithstanding anything to the contrary herein, no supplemental Indenture relating to changing the Notes into notes in bearer form shall be effective until an Opinion of Counsel from a nationally recognized law firm has been delivered to the Trustee to the effect that such supplemental Indenture will not subject the Issuer or the Holders of the Notes to any additional taxes under U.S. federal law.

         Section 9.03 Execution of Supplemental Indentures. In executing any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own duties or immunities under this Indenture or otherwise.

         Section 9.04 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.05 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE TEN


                               REDEMPTION OF NOTES

        Section 10.01 Redemption at the Option of the Issuer; Election to Redeem. The Issuer shall have the option to redeem the Notes, in whole but not in part, as to the then Outstanding Notes, on any Payment Date (the "Redemption Date") after the aggregate principal amount of the then Outstanding Notes is less than 10% of the original aggregate principal amount of the Notes, at the applicable Redemption Price plus any fees due hereunder.

         The Issuer shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Trustee pursuant to Section 10.02 hereof.

         Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of
Section 3.07 hereof. The election of the Issuer to redeem any Notes pursuant to this Section 10.01 shall be evidenced by a Board Resolution directing the Trustee to make the payment of the applicable Redemption Price on all of the Notes to be redeemed from monies deposited with the Trustee pursuant to Section
10.04 hereof.

        Section 10.02 Notice to Trustee. In the case of any redemption pursuant to Section 10.01 hereof, the Issuer shall, at least 15 days prior to the Redemption Date, notify the Trustee of such Redemption Date.

        Section 10.03 Notice of Redemption by the Issuer. Upon receipt of such notice set forth in Section 10.02 above, the Trustee shall provide notice of redemption pursuant to Section 10.01 hereof by first-class mail, postage prepaid, mailed no later than five Business Days following the date on which such notice was received, to each Holder of Notes whose Notes are to be redeemed, at his address in the Note Register.

         All notices of redemption shall state:

                   (1)     the Redemption Date;

                   (2)     the Redemption Price; and

                   (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on the Redemption Date if the Redemption Price is paid on such date.

         Notice of redemption of Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

        Section 10.04 Deposit of the Redemption Price. On or before the Business Day next preceding any Redemption Date, the Issuer shall deposit with the Trustee or, if there is a Paying Agent, with the Paying Agent an amount of monies sufficient to pay the Redemption Price of all Notes which are to be redeemed on such Redemption Date plus any fees due hereunder.

        Section 10.05 Notes Payable on Redemption Date. Notice of redemption having been given as provided in Section 10.03 hereof, the Notes shall, on the Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Holders of such Notes shall be paid the Redemption Price by the Paying Agent on behalf of the Issuer; provided, however, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.07 hereof.

         If the Holders of any Note called for redemption shall not be so paid, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the Note Rate.


                                 ARTICLE ELEVEN


                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        Section 11.01 Representations and Warranties. The Issuer hereby makes the following representations and warranties for the benefit of the Trustee and the Noteholders on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such representations and warranties are made as of the Closing Date, but shall survive the transfer, grant and assignment of the Trust Estate to the Trustee.

         (a) Organization and Good Standing. The Issuer is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under this Indenture, the Notes, the Servicing Agreement, the Note Purchase Agreement, the Collateral Agent Agreement or the Receivables Purchase Agreement.

         (b) Authorization. The Issuer has the power, authority and legal right to execute, deliver and perform this Indenture, the Notes, the Receivables Purchase Agreement, the Servicing Agreement, the Note Purchase Agreement and the Collateral Agent Agreement and the execution, delivery and performance of this Indenture, the Notes, the Servicing Agreement, the Note Purchase Agreement, the Collateral Agent Agreement and the Receivables Purchase Agreement have been duly authorized by the Issuer by all necessary action.

         (c) Binding Obligation. This Indenture, the Notes, the Servicing Agreement, the Note Purchase Agreement, the Collateral Agent Agreement and the Receivables Purchase Agreement have been duly executed and delivered by the Issuer, and this Indenture, assuming due authorization, execution and delivery by the Trustee and the Servicer, the Receivables Purchase Agreement, assuming due authorization, execution and delivery by TRI I, TRI II, TW Holdings, TW Holdings II and Trendwest, the Servicing Agreement, assuming due authorization, execution and delivery by the Servicer and the Trustee, the Note Purchase Agreement, assuming due authorization, execution and delivery by the Initial Purchaser, and the Collateral Agent Agreement, assuming due authorization, execution and delivery by the Trustee, the Collateral Agent and the Servicer, each constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

         (d) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Indenture, the Notes, the Servicing Agreement, the Note Purchase Agreement, the Collateral Agent Agreement and the Receivables Purchase Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of this Indenture or the Receivables Purchase Agreement, or violate any law or, to the best of the Issuer's knowledge, after due inquiry, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

         (e) No Proceedings. There are no Proceedings or investigations to which the Issuer, or any of the Issuer's Affiliates, is a party pending, or, to the knowledge of Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture, the Servicing Agreement, the Receivables Purchase Agreement, the Note Purchase Agreement, the Collateral Agent Agreement or the Notes, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Receivables Purchase Agreement, this Indenture, the Servicing Agreement, the Note Purchase Agreement, the Collateral Agent Agreement or the Notes or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Indenture, the Servicing Agreement, the Receivables Purchase Agreement, the Note Purchase Agreement, the Collateral Agent Agreement or the Notes.

         (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Indenture, the Servicing Agreement, the Note Purchase Agreement, the Collateral Agent Agreement or the Receivables Purchase Agreement and with the valid and proper authorization, issuance and sale of the Notes pursuant to this Indenture and the Note Purchase Agreement (except approvals of State securities officials under the Blue Sky laws), have been or will be taken or obtained on or prior to the Closing Date.

         (g) Name and Place of Business. The Issuer's legal name is as set forth in this Indenture. The Issuer has not used or done business under any other name in the previous five-year period. The Issuer's principal place of business and chief executive office is located at 9805 Willows Road, Redmond, Washington 98052 or at such other location where all action required by Section 11.02(f) hereof shall have been taken place with respect to the Trust Estate. The Issuer has not used any other address in the previous five-year period.

         (h) Transfer and Asset Assignment. Upon the delivery to the Collateral Agent of the Contracts and the filing of the UCC financing statements described in Sections (vii) and 4.02(a) hereof, the Trustee for the benefit of the Noteholders shall have a first priority perfected security interest in the Receivables, the Contracts and in the proceeds thereof, except for Liens permitted under Section 11.02(a) and limited to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction. All filings
(including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the interest of the Trustee in the Trust Estate (other than the Vacation Credits), including the transfer of the Contracts and the payments to become due thereunder, have been made.

         (i) Stockholders of the Issuer. Trendwest is the sole stockholder of the Issuer; all of the stock of the Issuer has been fully paid and is owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase. The Issuer will not permit any stockholder to transfer its stock, other than for estate planning purposes, without the consent of the Holders of a majority in principal amount of Outstanding Notes of the Controlling Class. The Issuer shall ensure that at all times at least one of its directors is an independent director.

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

         (j) Receivables Purchase Agreement. As of the Closing Date, the Issuer has entered into the Receivables Purchase Agreement and the Asset Assignment with TRI I, TRI II, TW Holdings, TW Holdings II and Trendwest relating to its acquisition of the Receivables related to the Contracts identified therein and a security interest in related Vacation Credits, and the representations and warranties made by TRI I, TRI II, TW Holdings, TW Holdings II and Trendwest relating to such Contracts, such Receivables and such interests in the related Vacation Credits have been validly assigned to and are for the benefit of the Issuer, the Trustee and the Noteholders and such representations and warranties are true and correct in all material respects.

         (k) Bulk Transfer Laws. The transfer, assignment and conveyance of the Contracts and the related Receivables and the grant of a security interest in the related Vacation Credits by TRI I, TRI II, TW Holdings, TW Holdings II and Trendwest to the Issuer to the Trustee pursuant to the Receivables Purchase Agreement or by the Issuer pursuant to this Indenture is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         (l) Solvency. Neither on the date of the transactions contemplated by the Transaction Documents or immediately before or after such transactions, nor as a result of the transactions, will the Issuer:

                   (A) be insolvent such that the sum of its debts is greater than all of its respective property, at a fair valuation;

                   (B) be engaged in, or about to engage in, business or a transaction for which any property remaining with the Issuer will be an unreasonably small capital or the remaining assets of the Issuer will be unreasonably small in relation to its respective business or the transaction; and

                   (C) have intended to incur, or believed it would incur, debts that would be beyond its respective ability to pay as such debts mature or become due. The Issuer's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

         (m) Tax Returns. All tax returns or extensions required to be filed by the Issuer in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Issuer, or upon any of the respective properties, income or franchises shown to be due and payable on such returns have been, or will be, paid. To the best of the Issuer's knowledge, all such tax returns are true and correct and the Issuer has no knowledge of any proposed additional tax assessment against it in any material amount nor of any basis therefor. The provisions for taxes on the books of the Issuer are in accordance with generally accepted accounting principles.

         (n) Tax Reporting. The Issuer will treat the acquisition of the Contracts and the related Receivables and the security interest in the related Vacation Credits as a sale to the Issuer for federal, State and local income tax reporting and accounting purposes.

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

         (o) Subsidiaries. The Issuer has no subsidiaries.

         (p) Pension Plans. Each pension plan or profit sharing plan to which the Issuer is a party has been fully funded in accordance with the obligations of the Issuer set forth in such plan.

         (q) Constituent Documents. The Issuer will not amend its Certificate of Incorporation or its By-laws without the consent of the Trustee and the Holders of a majority in principal amount of the Outstanding Notes of the Controlling Class.

         (r) Private Offering by Issuer. Assuming that the Notes are offered and sold in the manner contemplated in the Note Purchase Agreement and in the
Offering Memorandum and assuming that the representations made in the representation letters of the purchasers of the Notes are true and correct, the Notes are not required to be registered under Section 5 of the Securities Act in connection with the offer, issuance, sale and delivery thereof as contemplated by the Offering Memorandum and the Note Purchase Agreement and neither the Issuer nor any agent acting on its behalf, has taken or will take any action which would subject the offer, issuance, sale or delivery of the Notes to the provisions of Section 5 of the Securities Act or to the registration provisions of any state securities laws of any applicable jurisdiction.

         (s) No Untrue Statements of Material Fact. The information furnished or caused to be furnished by the Issuer contained in the Offering Memorandum will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any materials concerning the Issuer provided by or on behalf of the Issuer from time to time to holders of the Notes or to prospective purchasers with respect to resales of the Notes pursuant to Rule 144A(d)(4) of the rules and regulations promulgated under the Securities Act, when so provided, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (t) Number of Vacation Credits. As of June 30, 1999, there were 611,696,000 existing Vacation Credits.

         (u) Information Regarding Receivables. As of the Initial Cut-Off Date, the information relating to the Receivables provided to the Initial Purchaser by or on behalf of the Issuer was true and correct in all material respects.

        Section 11.02 Covenants. The Issuer hereby makes the following covenants on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such covenants are made as of the Closing Date, but shall survive the transfer, grant and assignment of the Trust Estate to the Trustee.

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

         (a) No Liens. Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any portion of the Trust Estate now existing or hereafter created, or any interest therein prior to the termination of this Indenture pursuant to Section 5.01 hereof; the Issuer will notify the Trustee of the existence of any Lien on any portion of the Trust Estate immediately upon discovery thereof; and the Issuer shall defend the right, title and interest of the Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided, however, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Trust Estate any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (b) Delivery of Collections. The Issuer agrees to hold in trust and promptly pay to the Servicer all amounts received by the Issuer in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Issuer pursuant to Article Twelve hereof).

         (c) Obligations with Respect to Contracts. The Issuer will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and will do nothing to impair the rights of the Trustee (for the benefit of the Noteholders) in the Receivables, the Contracts and any other part of the Trust Estate. As long as there is no event of default under the applicable Contract, the Issuer will not disturb the Obligor's use of the Club in accordance with the rules of the Club.

         (d) Compliance with Law. The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Contracts or any part thereof, provided, however, that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Trustee (for the benefit of the Noteholders) in the Receivables, the Contracts and the related Vacation Credits. The Issuer will comply, in all material respects, with all requirements of law applicable to the Issuer.

         (e) Preservation of Security Interest. The Issuer shall execute and file such continuation statements and any other documents which may be required by law or which the Trustee deems appropriate to fully preserve and protect the interest of the Trustee (for the benefit of the Noteholders) in the Trust Estate.

         (f) Maintenance of Office, etc. The Issuer will not, without providing 30 days' prior written notice to the Trustee and each Noteholder and without filing such amendments to any previously filed financing statements as the Trustee may require or as may be required in order to maintain the Trustee's perfected security interest in the Trust Estate (other than the Vacation

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

Credits), (a) change the location of its chief executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Issuer in accordance with the Servicing Agreement or this Indenture seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

         (g) Further Assurances. Except as set forth in Section 11.02(e), the Issuer will make, execute or endorse, acknowledge, and file or deliver to the Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such other steps relating to the Trust Estate, as the Trustee may request and reasonably require.

         (h) Notice of Liens. The Issuer shall notify the Trustee and each Noteholder promptly after becoming aware of any Lien on any Trust Estate, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty.

         (i) Activities of the Issuer. The Issuer (a) shall engage in only (1) the acquisition, ownership, selling and pledging of the property acquired by the Issuer pursuant to the Receivables Purchase Agreement, and causing the issuance of, receiving and selling the Notes issued pursuant to this Indenture and (2) the exercise of any powers permitted to corporations under the General Corporation Law of the State of Delaware which are incidental to the foregoing or necessary to accomplish the foregoing; (b) will (1) maintain its books and records separate from the books and records of any other entity, (2) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity, (3) keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, (4) conduct its business from an office or office space separate from the office of TRI I, TRI II, TW Holdings, TW Holdings II and Trendwest and will maintain a telephone number separate from that of TRI I, TRI II, TW Holdings, TW Holdings II and Trendwest, and (5) operate its business generally so as not to be substantively consolidated with any of its Affiliates; and (c) will not (1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (3) make any capital expenditures, (4)(A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets,
(C) make a general assignment for the benefit of creditors (other than as contemplated herein), or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person,
(6) merge or consolidate with any other Person,  except as permitted pursuant to
Section 11.02(q)

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

hereof, (7) engage in any other action that adversely affects whether the separate legal identity of the Issuer will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its corporate name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than that contemplated herein or trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose. The Issuer shall not amend any article in its Certificate of Incorporation or its By-laws that deals with any matter discussed above without the prior written consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes of the Controlling Class.

         (j) Directors. The Issuer agrees that at all times, at least one director and one executive officer of the Issuer will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of such parent or of the Issuer or a brother, sister, parent, child or spouse of any of the foregoing; provided, however, that (a) such independent director may also be the independent officer and (b) such independent director and such independent officer may serve in similar capacities for other "special purpose entities" formed by the Issuer and its Affiliates. The Issuer's Certificate of Incorporation shall at all times provide that such independent director shall have a fiduciary duty to the Holders of the Notes.

         (k) Consolidated Return. The Issuer is a member of an affiliated group with Trendwest within the meaning of Section 1504 of the Code and will file a consolidated return with Trendwest for federal income tax purposes at all times until after the termination of this Indenture.

         (1) Security Interest in the Vacation Credits. The Issuer warrants that it has a valid security interest in the Vacation Credits and that it will defend its security interest in such Vacation Credits against all Persons, claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of its interest in the Vacation Credits, except as permitted under this Indenture.

         (m) Taxable Income from the Receivables. The Issuer shall treat the Receivables as owned by it for federal, State and local income tax purposes, and any affiliated group of which the Issuer is a member within the meaning of
Section 1504 of the Code shall treat the Receivables as owned by the Issuer for federal, State and local income tax purposes, shall report and include in the computation of the Issuer's gross income for such tax purposes in its consolidated or combined return the income from the Receivables and the Contracts, and shall deduct the interest paid or accrued with respect to the Notes in accordance with its applicable method of accounting for such purposes.

         (n) Maintenance of Office or Agency. The Issuer will maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and this Indenture may be served. The

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

Issuer hereby initially appoints the Trustee at the Corporate Trust Office for each of said purposes. The Issuer will give 30 days' prior written notice to the Trustee and the Noteholders of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee and the Noteholders with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Trustee, and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         (o) Money for Note Payments to Be Held in Trust. The Trustee shall execute and deliver, and if there is any Paying Agent other than the Trustee, the Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section 11.02, such Paying Agent will:

                   (i) hold all sums held by it for the payment of principal of or interest on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

                 (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (p) Enforcement of Servicing Agreement and the Receivables Purchase Agreement. The Issuer will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement, and Trendwest, TRI I, TRI II, TW Holdings and TW Holdings II under the Receivables Purchase Agreement and to secure its rights thereunder.

         (q) Issuer May Consolidate, etc., Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                   (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing as a limited purpose entity under the laws of the United States of America or any State thereof and shall have expressly assumed, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the obligation to make due and punctual payments of the principal of and interest on all of the Notes and to perform every covenant of this Indenture on the part of the Issuer to be performed or observed; and

                  (ii) immediately after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing; and

                 (iii) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article Eleven and that all conditions precedent herein relating to such transaction have been complied with; and

                  (iv) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security hereof, the perfection and priority thereof and the rights and powers of the Trustee and the Holders of the Notes hereunder; and

                   (v) the surviving entity shall be a "special purpose entity"; i.e., shall have an organizational charter substantially similar to the Certificate of Incorporation and the By-laws of the Issuer including specific limitations on the business purposes, and provisions for independent directors; and

                  (vi) the Issuer shall have obtained the prior written consent of the Holders of the Notes, which shall not be unreasonably withheld.

         (r) Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 11.02(q) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this instrument or any successor which shall theretofore have become such in the manner prescribed in this Article Eleven shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

         (s) Use of Proceeds. The proceeds from the sale of the Notes will be used by the Issuer (i) to pay the Acquisition Consideration, (ii) to pay the expenses associated with the issuance of Notes pursuant to this Indenture and the transactions contemplated hereby and by the Receivables Purchase Agreement and the Servicing Agreement and (iii) for the Issuer's general

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

business purposes. None of the transactions contemplated in this Indenture, the Receivables Purchase Agreement or the Servicing Agreement (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation U, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

         (t) Investment Company Act of 1940. The Issuer will at all times conduct its operations in a manner which will not subject it to registration as an "investment company" under the Investment Company Act of 1940, as amended.

         (u) Transactions with Affiliates. The Issuer will not enter into or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates unless such arrangement or contract is fair and equitable to the Issuer, is commercially reasonable and is an arrangement or contract no less favorable to the Issuer than generally available on an arms-length basis in equitable transactions with third parties.

         (v) Delivery of Collateral Agent Files. The Issuer shall deliver, or cause to be delivered, to the Collateral Agent the Collateral Agent Files related to the Contracts identified on the Contract Schedule within 10 days of the Closing Date in accordance with Section 4.01(b)(ii) hereof.

         (w) Rule 144A Transfers. The Issuer will deliver with reasonable promptness any financial or other information that a Holder may reasonably request from time to time to permit such Holder to comply with the requirements of Rule 144A under the Securities Act of 1933, as amended, in connection with the resale of Notes by such Holder.

         (x) Redemption. The Issuer will not, and will not permit any of its Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the Notes except in accordance with Article 10 hereof.

         (y) Information Regarding the Trust Estate. The Issuer shall provide to the Trustee or any Noteholder or Note Owner and their duly authorized representatives, attorneys or accountants access to any and all documentation and to any existing data processing systems (including, but not limited to, any data that can reasonably be generated therefrom) regarding the Trust Estate (including the Contract Schedule) that the Issuer may possess, such access being afforded at no cost to the Issuer (except during the continuance of an Event of Default hereunder), but only upon reasonable request and during normal business hours so as not to interfere unreasonably with the Issuer's normal operations or customer or employee relations, at offices designated by the Issuer.

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

         (z) Closing Date Deposit of Collections. The Issuer shall deposit or cause to be deposited into the Collection Account from the proceeds of the Notes an amount at least equal to the collections on the Trust Estate from the Initial Cut-Off Date to the Closing Date.

        Section 11.03 Other Matters as to the Issuer. (a) Limitation on Liability of Directors, Officers, or Employees of the Issuer. The directors, officers, or employees of the Issuer shall not be under any liability to the Trustee, the Noteholders, the Issuer, the Servicer or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Notes.

         (b) Parties Will Not Institute Insolvency Proceedings. So long as this Indenture is in effect, and for one year and one day following its termination, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or State bankruptcy or similar law against or by the Issuer; provided, however, that the Trustee shall not be prohibited from taking any such actions after an Event of Default if it is acting at the direction of Holders of not less than 66-2/3% in principal amount of Outstanding Notes of the Controlling Class.


                                 ARTICLE TWELVE


                            ACCOUNTS AND ACCOUNTINGS

        Section 12.01 Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in this Indenture. If any Contract becomes a Defaulted Contract, the Trustee, upon the written request of the Issuer or the Servicer may, and upon the request of the Holders of a majority in principal amount of the Outstanding Notes of the Controlling Class shall, take such action as may be reasonably necessary to assist the Servicer to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six hereof.

         Section 12.02 Collection Account. (a) On the Closing Date, the Issuer shall cause the Trustee to open and maintain an account (the "Collection Account"), which at all times shall be an Eligible Account and which shall be established at the Trustee, for the benefit of the Noteholders, for the receipt of (i) amounts deposited into the Local Bank Account, (ii) any Reinvestment Income, (iii) amounts transferred

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

         from the Reserve Account in accordance with Sections  12.03(d)(i),  and
(iii) hereof and (iv) amounts transferred from the Capitalized Interest Account in accordance with Section 12.05(d) hereof. All payments to be made from time to time by the Issuer to the Noteholders out of funds in the Collection Account pursuant to this Indenture shall be made by the Trustee or the Paying Agent of the Issuer. Funds in the Collection Account shall not be commingled with any other monies. All monies deposited from time to time in the Collection Account pursuant to this Indenture shall be held in the name of the Trustee as part of the Trust Estate as herein provided.

         (b) Upon Issuer Order, the Trustee shall invest the funds in the Collection Account in Eligible Investments. The Issuer Order shall specify the Eligible Investments in which such amounts shall be invested, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. In the absence of an Issuer Order, the Trustee shall invest funds in the Collection
Account in Eligible Investments described in clause (vi) of the definition thereof. Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders. The Trustee shall have no responsibility for verifying that any investments directed by the Issuer are Eligible Investments. Anything to the contrary notwithstanding, the Trustee shall be entitled to invest funds in the Collection Account in Eligible Investments on the second Business Day preceding each Payment Date and shall be entitled to the income and gain from such Eligible Investments for its one-day investment; such Eligible Investments shall mature not later than the Business Day preceding the related Payment Date; the Trustee shall be liable for any loss incurred on account of such investment.

         (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account and any loss resulting from such investments shall be charged to such account; provided, however, that the Issuer shall make or cause to be made no later than the applicable Payment Date a deposit to the Collection Account to the extent of any losses therein caused as a result of the Issuer's investment instructions provided for herein. Except as set forth in Section 12.02(b), the Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 12.02.

         (d) On each Payment Date not occurring during a Trigger Event Period, then on such Payment Date, after making all transfers and deposits into the Collection Account from the Reserve Account pursuant to clauses (i) and (iii) of
Section  12.03(d) hereof and from the Capitalized  Interest  Account pursuant to
Section 12.05 hereof and from the Prefunding Account pursuant to Section 12.04 hereof, the Trustee shall withdraw from the Collection Account (other than amounts representing payments of Receivables due after the related Calculation Date immediately preceding such Payment Date), and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report (the determination by the Servicer of such amounts shall, in the absence of manifest error, be deemed to be presumptively correct and the Trustee shall be protected in relying upon the


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

same with out any independent check or investigation); provided that the Trustee shall, to the extent funds are available in the Collection Account, make interest payments based on the outstanding principal balance of the Notes even if it shall not have received the Monthly Servicer's Report:

                   (i) to the Trustee, the Trustee Fee and any Unreimbursed Servicing Transfer Payments (up to a cumulative limit of $50,000);

                  (ii) to the Collateral Agent, the Collateral Agent Fee if not paid by the Servicer;

                 (iii) to the Servicer (if Trendwest or an Affiliate is not the Servicer): (A) the Servicer Fee; and (B) the amounts necessary to reimburse the Servicer and any successor Servicer as provided in
         Section 3.09 of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Contracts, from amounts received as Recoveries from any Defaulted Contracts;

                  (iv) to the Class A-1 Noteholders, the Class A-2 Noteholders and the Class A-3 Noteholders, the aggregate interest due on the Outstanding Class A-1 Notes, Class A-2 Notes and Class A-3 Notes on that Payment Date and any Overdue Interest; provided, however, if the amount available is insufficient to pay in full the interest owed on the Class A Notes, the Holders of each Class of Class A Notes shall receive the Interest Shortfall Payment for such Class;

                   (v) to the Class B Noteholders, the aggregate interest due on the Outstanding Class B Notes on that Payment Date and any Overdue Interest;

                  (vi) to the Class C Noteholders, the aggregate interest due on the Outstanding Class C Notes on that Payment Date and any Overdue Interest;

                 (vii) to the Class D Noteholders, the aggregate interest due on the Outstanding Class D Notes on that Payment Date and any Overdue Interest;

                (viii) to the Class A Noteholders, the Class A Principal Distribution Amount, (a) to Class A-1 Noteholders until the principal balance of the Class A-1 Notes has been reduced to zero; then (b) to the Class A-2 Noteholders, the Class A Principal Distribution Amount over any such amounts distributed to the Class A-1 Noteholders on such Payment Date, until the principal balance of the Class A-2 Notes has been reduced to zero; and then (c) to the Class A-3 Notes, the Class A Principal Distribution Amount over any such amounts distributed to the Class A-1 and Class A-2 Noteholders on such Payment Date, until the principal balance of the Class A-3 Notes has been reduced to zero;

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

                  (ix) to the Class B Noteholders, the Class B Principal Distribution Amount;

                   (x) to the Class C Noteholders, the Class C Principal Distribution Amount;

                  (xi) to the Class D Noteholders, the Class D Principal Distribution Amount;

                 (xii) to deposit to the Reserve Account an amount necessary, if any, to bring the amount on deposit in the Reserve Account to the Reserve Account Required Balance;

                (xiii) (a) to the Class A-1 Noteholders, the Class A Supplemental Principal Distribution Amount until the principal balance of the Class A-1 Notes has been reduced to zero, then (b) to the Class A-2 Noteholders, the Class A Supplemental Principal Distribution Amount over any such amounts distributed to the Class A-1 Noteholders on such Payment Date, until the principal balance of the Class A-2 Notes has been reduced to zero, and then (c) to the Class A-3 Notes, the Class A Supplemental Principal Distribution Amount over any such amounts distributed to the Class A-1 and Class A-2 Noteholders on such Payment Date, until the principal balance of the Class A-3 Notes has been reduced to zero;

                 (xiv) to the Class B Noteholders, the Class B Supplemental Principal Distribution Amount;

                  (xv) to the Class C Noteholders, the Class C Supplemental Principal Distribution Amount;

                 (xvi) to the Class D Noteholders, the Class D Supplemental Principal Distribution Amount;

                (xvii) if Trendwest is the Servicer, to Trendwest: (A) the Servicer Fee; and (B) the amounts necessary to reimburse the Servicer as provided in Section 3.09 of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Contracts, from amounts received as Recoveries from any Defaulted Contracts;

               (xviii)  to pay Trendwest interest due on the Subordinated Note;

                 (xix) to pay Trendwest, principal due on the Subordinated Note;

                  (xx) to pay to the Trustee any other amounts due to the Trustee as expressly provided herein and in the Servicing Agreement, including Unreimbursed Servicing Transfer Payments not paid pursuant to clause (i) above;

                 (xxi) to remit any excess funds to or at the direction of the Issuer.

         The foregoing provisions of paragraph 12.02(d) notwithstanding, any monies deposited in the Collection Account for purposes of redeeming Notes pursuant to Article Ten hereof shall, subject to Section 11.02(o) hereof, remain in the Collection Account until used to redeem such Notes.

         (e) On each Payment Date during a Trigger Event Period if either no Default or Event of Default shall have occurred and be continuing or the entire unpaid principal amount of the Notes shall not have been declared, have automatically become or otherwise have become due and payable pursuant to
Section 6.02 hereof, then on such Payment Date, after making all transfers and deposits into the Collection Account from the Reserve Account pursuant to clauses (i) and (iii) of Section 12.03(d) hereof and from the Capitalized Interest Account pursuant to Section 12.05 hereof and the Prefunding Account pursuant to Section 12.04 hereof, the Trustee shall withdraw from the Collection Account (other than amounts representing payments of Receivables due after the related Calculation Date immediately preceding such Payment Date), and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided that the Trustee shall, to the extent funds are available in the Collection Account, make interest payments based on the outstanding principal balance of the Notes even if it shall not have received the Monthly Servicer's Report:

                   (i) to the Trustee, the Trustee Fee and any Unreimbursed Servicing Transfer Payments (up to a cumulative limit of $50,000);

                  (ii) to the Collateral Agent, the Collateral Agent Fee if not paid by the Servicer;

                 (iii) to the Servicer: (A) the Servicer Fee; and (B) the amounts necessary to reimburse the Servicer and any successor Servicer as provided in Section 3.09 of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Contracts; from amounts received as Recoveries from any Defaulted Contracts;

                  (iv) to the Class A-1 Noteholders, the Class A-2 Noteholders and the Class A-3 Noteholders, pro rata, the aggregate interest due on the Outstanding Class A-1 Notes, Class A-2 Notes and Class A-3 Notes on that Payment Date and any Overdue Interest; provided, however; if the amount available is insufficient to pay in full the interest owed on the Class A Notes, the Holders of each Class of Class A Notes shall receive the Interest Shortfall Payment for such Class;

                   (v) to the Class B Noteholders, the aggregate interest due on the Outstanding Class B Notes on that Payment Date and any Overdue Interest;

                  (vi) to the Class C Noteholders, the aggregate interest due on the Outstanding Class C Notes on that Payment Date and any Overdue Interest;

                 (vii) to the Class D Noteholders, the aggregate interest due on the Outstanding Class D Notes on that Payment Date and any Overdue Interest;

                (viii) to the Class A Noteholders, the Class A Principal Distribution Amount, pro rata, until the principal balance of the Class A Notes is reduced to zero;

                  (ix) to the Class B Noteholders, the Class B Principal Distribution Amount, pro rata, until the principal balance of the Class B Notes is reduced to zero

                   (x) to the Class C Noteholders, the Class C Principal Distribution Amount, pro rata, until the principal balance of the Class C Notes is reduced to zero

                  (xi) to the Class D Noteholders, the Class D Principal Distribution Amount, pro rata, until the principal balance of the Class D Notes is reduced to zero

                 (xii) to Trendwest, the interest due Trendwest under the Subordinated Note;

                (xiii) to Trendwest, the principal due to Trendwest under the Subordinated Note until the principal balance of the Subordinated Note is reduced to zero;

                 (xiv) to the Trustee, any other amounts due to the Trustee as expressly provided herein and in the Servicing Agreement, including Unreimbursed Servicing Transfer Payments not paid pursuant to clause
         (i) above;

                  (xv) to the Servicer, any other amounts due the Servicer as expressly provided herein and in the Servicing Agreement; and

                 (xvi) to remit any excess funds to or at the direction of the Issuer.

         The foregoing provisions of paragraph 12.02(e) notwithstanding, any monies deposited in the Collection Account for purposes of redeeming Notes pursuant to Article Ten hereof shall, subject to Section 11.02(o) hereof, remain in the Collection Account until used to redeem such Notes.

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

         (f) Upon the Issuer's or the Trustee's obtaining actual knowledge of the occurrence of any Trigger Event, the Issuer or the Trustee, as the case may be, shall within two Business Days of obtaining such actual knowledge notify the other and Noteholders of such occurrence.

        Section 12.03 Reserve Account. (a) Prior to the Closing Date, the Trustee shall open and maintain a trust account (the "Reserve Account"), which at all times will be an Eligible Account, for the benefit of the Noteholders, for the receipt of the initial deposit of $2,546,000 and of deposits pursuant to
Section 12.02(d)(xii) hereof. The Issuer agrees to deposit $2,546,000 in the Reserve Account on or prior to the Closing Date. Monies received in the Reserve Account will be invested at the written direction of the Issuer in Eligible Investments during the term of this Indenture, and any income or other gain realized from such investment shall be held by the Trustee in the Reserve Account as part of the Trust Estate as security for the Notes subject to disbursement and withdrawal as herein provided. Monies shall be subject to withdrawal in accordance with Section 12.03(d) hereof.

         (b) Upon Issuer Order all or a portion of the Reserve Account shall be invested and reinvested at the Issuer's written direction in one or more Eligible Investments. In the absence of an Issuer Order, the Trustee shall invest funds in the Reserve Account in Eligible Investments described in clause
(vi) of the definition thereof. All income or other gain from such investments shall be credited to such Reserve Account, and any loss resulting from such investments shall be charged to such Reserve Account; provided, however, that the Issuer shall make or cause to be made on any Remittance Date a deposit to the Reserve Account to the extent of any losses therein caused as a result of the Issuer's investment instructions. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders. The Trustee shall provide to the Servicer a monthly account statement showing deposits and withdrawals in such month and listing such investments, describing the Eligible Investments in which such amounts have been invested.

         (c) If any amounts invested as provided in Section 12.03(b) hereof shall be needed for disbursement from the Reserve Account as set forth in
Section 12.03(d) hereof, the Trustee shall cause such investments of such Reserve Account to be sold or otherwise converted to cash to the credit of such Reserve Account. The Trustee shall not be liable for any investment loss resulting from investment of money in the Reserve Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

         (d) Disbursements from the Reserve Account shall be made as detailed in the Monthly Servicer Report, to the extent funds therefor are available, only as follows:

                   (i) in the event that the amount in the Collection Account at 2:00 p.m., New York time, on the Determination Date immediately preceding any Payment Date (other than amounts representing payments of Receivables due after the related Calculation Date immediately preceding such Payment Date) is less than the sum of the amounts required to be distributed on the related Payment Date pursuant to clauses (i)-(xi) of

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

         Section 12.02(d) hereof, the Trustee shall, in accordance with the related Monthly Servicer's Report, withdraw funds from the Reserve Account on or prior to 5:00 p.m., New York time, on the Remittance Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Collection Account;

                  (ii) subject to subparagraphs (iii) and (iv) of this Section 12.03(d), in the event that on any Payment Date the balance in the Reserve Account equals an amount greater than the Reserve Account Required Balance (after giving effect to the distributions listed in Section 12.02(d)(i)-(xi) hereof on such Payment Date in accordance with the Monthly Servicer's Report), the Trustee shall withdraw funds in the Reserve Account in such amount so that the remaining amount in the Reserve Account after such withdrawal will equal the Reserve Account Required Balance, and disburse such amounts to or at the direction of the Issuer; no funds shall be released to the Issuer pursuant to this subparagraph (ii) if any of a Trigger Event Period or an Event of Default has occurred and is continuing;

                 (iii) if a Trigger Event has occurred and is continuing, the Trustee shall on the next Determination Date, withdraw all funds from the Reserve Account (or any such lesser amount of such funds as such Holders may direct) and deposit such funds into the Collection Account for disbursement in accordance with the provisions of Section 12.02(d) hereof;

                  (iv) on the Final  Payment  Date with  respect  to the Class D
         Notes, to the extent any funds remain in the Reserve Account after distributions pursuant to clauses (i) through (xi) of Section 12.02(d), such remaining amounts shall be used to pay the amounts set forth in clauses (xiii) through (xxi) of Section 12.02(d).

        Section 12.04 Prefunding Account. (a) Prior to the Closing Date, the Trustee shall open and maintain a trust account (the "Prefunding Account"), which at all times will be an Eligible Account, for the benefit of the Noteholders, for the receipt of the initial deposit of $6,221,827 from the proceeds of the Notes. The Issuer agrees to deposit $6,221,827 in the Prefunding Account on or prior to the Closing Date. Monies received in the Prefunding Account will be invested at the written direction of the Issuer in Eligible Investments during the term of this Indenture, and any income or other gain realized from such investment shall be held by the Trustee in the Prefunding Account as part of the Trust Estate as security for the Notes subject to disbursement and withdrawal as herein provided. Monies shall be subject to withdrawal in accordance with Section 12.04(d) hereof.

         (b) Upon Issuer Order, all or a portion of the Prefunding Account shall be invested and reinvested at the Issuer's written direction in one or more Eligible Investments. In the absence of an Issuer Order, the Trustee shall invest funds in the Prefunding Account in Eligible Investments described in clause (vi) of the definition thereof. All income or other gain from such investments shall be credited to the Prefunding Account, and any loss resulting from such investments shall be charged to the Prefunding Account; provided, however, that the Issuer shall make or cause to be made on any Remittance Date a deposit to the Prefunding Account to the extent of any losses therein caused as a result of the Issuer's investment instructions. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders. The Trustee shall provide to the Servicer a monthly account statement showing deposits and withdrawals in such month and listing such investments, describing the Eligible Investments in which such amounts have been invested.

         (c) If any amounts invested as provided in Section 12.04(b) hereof shall be needed for disbursement from the Prefunding Account as set forth in
Section 12.04(d) hereof, the Trustee shall cause such investments of such Prefunding Account to be sold or otherwise converted to cash to the credit of such Prefunding Account. The Trustee shall not be liable for any investment loss resulting from investment of money in the Prefunding Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

         (d) Disbursements from the Prefunding Account shall be made as detailed in writing by the Issuer or the Servicer on behalf of the Issuer, to the extent funds therefor are available, only as follows:

                   (i) on each Subsequent Transfer Date, the Servicer shall instruct the Trustee in writing (x) to withdraw from the Prefunding Account an amount equal to the sum of (A) the Collateral Value as of the related Subsequent Cut-Off Date of the Subsequent Contracts transferred to the Issuer and pledged to the Trustee on such Subsequent Transfer Date as of the related Subsequent Cut-Off Date and (B) any Scheduled Payments with respect to the related Subsequent Contracts due on or prior to such Subsequent Cut-Off Date but not received through such Subsequent Cut-Off Date and (y) subject to the receipt of the items described in Section 4.01(c), to distribute such amount to or at the direction of the Issuer in accordance with the instructions provided to the Trustee; and

                  (ii) if the amount in the Prefunding Account has not been reduced to zero on the Prefunding Period Termination Date after giving effect to any reductions in the amount in the Prefunding Account on such Payment Date pursuant to clause (i) above, the Servicer shall instruct the Trustee in writing to withdraw from the Prefunding Account on such Payment Date all amounts remaining on deposit in the Prefunding Account (excluding any Reinvestment Income in such account) and distribute such amount to the Class A-1 Noteholders as a prepayment of principal; provided, however, that if such amount is greater than $100,000, such amount will be paid pro rata to all of the Class A Noteholders.

        Section 12.05 Capitalized Interest Account. (a) On or prior to the Closing Date, the Trustee shall open and maintain a trust account (the "Capitalized Interest Account"), which at all times will be an Eligible Account, for the benefit of the Noteholders, for the receipt of an initial deposit of $32,112.18 from the proceeds of the Notes. The Issuer agrees to deposit $32,112.18 in the Capitalized Interest Account on or prior to the Closing Date. Monies received in the Capitalized Interest Account will be invested at the written direction of the Issuer in Eligible Investments during the term of this Indenture, and any income or other gain realized from such investment shall be held by the Trustee in the Capitalized Interest Account as part of the Trust Estate as security for the Notes subject to disbursement and withdrawal as herein provided. Monies shall be subject to withdrawal in accordance with Section 12.05(d) hereof.

         (b) Upon Issuer Order all or a portion of the Capitalized Interest Account shall be invested and reinvested at the Issuer's written direction in one or more Eligible Investments. In the absence of an Issuer Order, the Trustee shall invest funds in the Capitalized Interest Account in Eligible Investments described in clause (vi) of the definition thereof. All income or other gain from such investments shall be credited to the Capitalized Interest Account, and any loss resulting from such investments shall be charged to the Capitalized Interest Account; provided, however, that the Issuer shall make or cause to be made on any Remittance Date a deposit to the Capitalized Interest Account to the extent of any losses therein caused as a result of the Issuer's investment instructions. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders. The Trustee shall provide to the Servicer a monthly account statement showing deposits and withdrawals in such month and listing such investments, describing the Eligible Investments in which such amounts have been invested.

         (c) If any amounts invested as provided in Section 12.05(b) hereof shall be needed for disbursement from the Capitalized Interest Account as set forth in Section 12.05(d) hereof, the Trustee shall cause such investments of such Capitalized Interest Account to be sold or otherwise converted to cash to the credit of the Capitalized Interest Account. The Trustee shall not be liable for any investment loss resulting from investment of money in the Capitalized Interest Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

         (d) Disbursements from the Capitalized Interest Account shall be made as detailed in the Monthly Servicer Report, to the extent funds therefor are available, only as follows:

                   (i) On or before each Payment Date occurring during the Prefunding Period and on or before the Payment Date on or immediately succeeding the Prefunding Period Termination Date, the Trustee shall withdraw from the Capitalized Interest Account for deposit into the Collection Account the amount equal to the aggregate amount of interest accruing at the weighted average of one-twelfth of the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate, and the Class B Note Rate, the Class C Note Rate and the Class D Note Rate on the amount on deposit in the Prefunding Account, less projected investment earnings on the Prefunding Account, as of the related Payment Date. Amounts in the Capitalized Interest Account shall be withdrawn solely to pay such amounts and shall not be available to the Noteholders or the Trustee for any other purpose.

                  (ii) Any amounts remaining on deposit in the Capitalized Interest Account on the Payment Date on or immediately succeeding the Prefunding Period Termination Date (after taking account any transfer from the Capitalized Interest Account to the Collection Account on such Payment Date) shall be withdrawn from the Capitalized Interest Account, paid to the Issuer and released from the Lien of this Indenture; after such payment, the Trustee shall close the Capitalized Interest Account.

        Section 12.06 Reports by Trustee to Noteholders. (a) On each Payment Date the Trustee shall account to the Initial Purchaser, each Holder of Notes and to the Rating Agencies on which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer of all such payments. The Trustee may satisfy its obligations under this Section 12.06 by delivering the Monthly Servicer's Report to each such Holder of the Notes, the Rating Agencies and the Issuer. On or before the 5th day prior to the Final Payment Date with respect to any Class, the Trustee shall send notice to the Rating Agencies and to the Initial Purchaser the Holders of the Notes of such Class of such Final Payment Date. Such notice shall include a statement that if such Notes are paid in full on the Final Payment Date, interest shall cease to accrue as of the day immediately preceding such Final Payment Date.

         The Trustee will make the Monthly Servicer's Report (and, at its option, any additional files containing the same information in an alternative format) available each month to Holders of Notes or potential transferees thereof that provide to Norwest an executed Note Owner Certificate, via the Trustee's internet website and its fax-on-demand service. The Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. The Trustee's internet website shall initially be located at "www.ctslink.com". Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way Monthly Servicer's Report are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         (b) The Servicer shall provide to each owner of an interest any Note who executes and delivers an executed Note Owner Certificate to the Servicer any information required to be delivered to the Noteholders pursuant to Article IV of the Servicing Agreement to the extent such information is not provided on the website of the Trustee described in Section 12.06(a). The Servicer may provide such information via mail, facsimile, overnight courier, hand delivery, electronic transmission in a format reasonably acceptable to the Servicer and such Note Owner, or by posting the information to a website to which such Note Owner is given access.

         (c) Annually (and more often if required by applicable law), the Trustee shall distribute to Noteholders any Form 1099 or similar information returns required by applicable tax law to be distributed to the Noteholders and received in accordance with the next sentence. The Trustee shall prepare or cause to be prepared all such information for distribution by the Trustee to the Noteholders.


                                ARTICLE THIRTEEN


                        PROVISIONS OF GENERAL APPLICATION

        Section 13.01 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
7.01 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 13.01.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        Section 13.02 Notices, etc., to Trustee, Issuer, Servicer and the Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

                   (a) to the Trustee at 11000 Broken Land Parkway, Columbia, Maryland 21044 (facsimile number (410) 884-2363), Attention: Corporate Trust Services, Asset-Backed Administration, TRI Funding III, Inc. 1999-1, with a copy to the Trustee at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479 (facsimile number (612) 667-3539), Attention: Corporate Trust Services, Asset-Backed Administration or at any other address previously furnished in writing to the Issuer and the Servicer; or

                   (b) to the Issuer at TRI Funding III, Inc., 9805 Willows Road, Redmond, Washington 98052 (facsimile number (425) 498-3050),
         Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee and the Servicer by the Issuer; or

                   (c) to the Servicer at Trendwest Resorts, Inc., 9805 Willows Road, Redmond, Washington 98052 (facsimile number (425) 498-3050),
         Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee and the Issuer; or

                   (d) to the Initial Purchaser at One New York Plaza, 14th Floor, New York, New York 10292, Attention: Asset-Backed Securities Group; or

                   (e) to DCR at 17 State Street, 12th Floor, New York, New York 10004, (facsimile number (212) 908-0355) Attention:
         Securities/Timeshare Group, or at any other address previously furnished in writing to the Trustee and the Issuer; or

                   (f) to Fitch at One State Street Plaza, New York, New York 10004 (facsimile number (212) 514-9879), or at any other address previously furnished in writing to the Trustee and the Issuer.

        Section 13.03 Notices and Other Documents to Noteholders; Waiver. (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be in writing and sent (i) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (ii) by registered or certified mail with return receipt requested (postage prepaid), or (iii) by a recognized overnight delivery service (with charges prepaid). Any such notice to a Noteholder or its nominee must be sent (i) to such Person at the address specified for such communications in the Note Register, or at such other address as the Noteholder shall have specified to the Trustee in writing and (ii) if specified, to such other Person as shall be identified in writing to the Trustee by each Noteholder or its nominee. Notice under this Section 13.03 will be deemed to be given only when actually received.

         (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         (c) Any reports, documents or other communications other than notices to be sent to Noteholders may be telecopied or mailed, first-class postage prepaid and shall be addressed to the Noteholders and their nominees and designees, if applicable, as set forth in paragraph (a) above.

        Section 13.04 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 13.05 Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

        Section 13.06 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or unpaired thereby.

        Section 13.07 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes.

        Section 13.08 Legal Holidays. In any case in which the date of any Payment Date or the Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment of principal, interest, or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

         Section 13.09 Governing Law. This Indenture and each Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

        Section 13.10 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section  13.11  Obligation.  No  recourse  may  be  taken,  directly  or indirectly, against any incorporator, subscriber to the capital stock, stockholder, member, partner, employee, officer or director of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith; provided, however, that this Section
13.11 shall not protect any Person from his, her or its own fraud or willful misconduct or from any liability that such Person may incur in another capacity under the Transaction Documents.

        Section 13.12 Compliance Certificates and Opinions. Upon any application, order or request by the Issuer or the Servicer to the Trustee to take any action under any provision of this Indenture for which a specific request is required under this Indenture, the Issuer or the Servicer, as applicable, shall furnish to the Trustee an Officer's Certificate of the Issuer or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                   (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                   (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        Section 13.13 Effective Date of Transactions. This Indenture and the other Transaction Documents shall be deemed to be effective and shall be valid and enforceable as of the Closing Date.

        Section 13.14 Parties will Not Institute Insolvency Proceedings. During the term of this Agreement and for one year and one day after the termination hereof, none of the parties hereto or any Affiliate thereof or any Holder of Outstanding Notes (and each Holder of Outstanding Notes so agrees by acceptance of a Note) will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

         IN WITNESS WHEREOF, the Issuer, the Servicer and the Trustee have caused this Indenture to be duly executed by the persons thereunto duly authorized as of the day and year first above written.

                      TRI FUNDING III, INC., Issuer


             By:
            Name:
           Title:


                      TRENDWEST RESORTS, INC.,
                         Servicer


             By:
            Name:
           Title:


                      NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, Trustee


             By:
            Name:
           Title:

                                    EXHIBIT A


                                INVESTMENT LETTER


                              TRI FUNDING III, INC.
           ______% RECEIVABLES-BACKED NOTES CLASS _____, SERIES 1999-1



TRI Funding III, Inc.
9805 Willows Road
Redmond, Washington 98052

Norwest Bank Minnesota,
  National Association, as Trustee
11000 Broken Land Parkway
Columbia, Maryland  21044

Ladies and Gentlemen:

         ______________________ (the "Purchaser") hereby represents and warrants to you in connection with its purchase of $_________ in principal amount of the above-captioned notes (the "Notes") as follows:

          1. The Purchaser is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and it or such account is a "QIB" ("Qualified Institutional Buyer") and is aware that the sale to it is being made in reliance on Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended ("Securities Act") and is acquiring such Notes for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act) or fractionalization thereof or with any intention of reselling the Notes or any part thereof, subject to any requirement of law that the disposition of its property or the property of such account or accounts be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A.

          2. The Purchaser acknowledges that the Notes have not been and will not be registered under the Securities Act and may not be sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted below.

          3. If the Purchaser is a person other than a foreign purchaser outside the United States, it agrees that (i) if it should reoffer, resell, pledge or otherwise transfer its Note prior to the second anniversary of the later of (a) the original issuance of such Note (or any predecessor Note), and (b) the sale of such Note (or any predecessor Note) by the Issuer or any affiliate of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the Securities Act), or

(ii) if it was at the date of such transfer or during the three months preceding such date of transfer an affiliate of the Issuer (a) it will do so in compliance with any applicable state securities or "Blue Sky" laws and only (A) to the Issuer or (B) in compliance with Rule 144A, and only if a certificate in the form of Exhibit B to the Indenture is delivered by the transferee to the Trustee, and (b) it will give the transferee notice of any restrictions on resale of such Note.

          4. The Purchaser understands that the Notes, unless otherwise agreed by the Issuer and the Holder thereof, will bear a legend to the following effect:

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR NOTE HERETO) OTHER THAN IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS (1) TO TRENDWEST RESORTS, INC. ("TRENDWEST") OR ANY OF ITS AFFILIATES CONTROLLED BY TRENDWEST OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A, OR PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND UPON THE RECEIPT BY THE ISSUER OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE ISSUER THAT SUCH RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

          5. The Purchaser has received the information, if any, requested by it pursuant to Rule 144A, has had full opportunity to review such information and has received all additional information necessary to verify such information.

          6. The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

          7. The Purchaser understands that the Issuer, the Initial Purchaser and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the foregoing acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Initial Purchaser. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

          8. Either (a) The Purchaser will not acquire the Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Code or (b) no non-exempt "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code will occur in connection with our acquisition or holding of the Notes.

         The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

         Executed at _________________________,  _________________________, this
___ day of _____________________, 19___.


---------------------------------             ---------------------------------
  Purchaser's Name and Title (Print)          Signature of Purchaser


---------------------------------
Address of Purchaser


---------------------------------
Purchaser's Taxpayer Identification or
Social Note Number

                                    EXHIBIT B


                  FORM OF SUPPLEMENT FOR GRANT OF INTERESTS IN
                   SUBSTITUTE CONTRACTS AND UPGRADE CONTRACTS

         Pursuant to Section 4.03(e) and Section 4.03(g) of the Indenture, dated as of August 1, 1999, among TRI Funding III, Inc. (the "Issuer"), Trendwest Resorts, Inc. (the "Servicer") and Norwest Bank Minnesota National Association, as Trustee (the "Trustee"), (such Indenture as amended and supplemented from time to time, the "Indenture"), attached hereto as Annex I is a supplement to Schedule A of the Indenture, which includes information regarding certain interests in Contracts, the related Receivables and the related Vacation Credits that are hereby Granted by the Issuer to the Trustee in accordance with the Indenture. For purposes of this Supplement, all defined terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Dated:

                                                          TRI FUNDING III, INC.




                                       By
                                      Name:
                                     Title:

                                     ANNEX I


                       SUPPLEMENT FOR SUBSTITUTE CONTRACTS
                              AND UPGRADE CONTRACTS





                                   EXHIBIT C-1


                             FORM OF CLASS A-1 NOTES



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                                   EXHIBIT C-2


                             FORM OF CLASS A-2 NOTES



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                                   EXHIBIT C-3


                             FORM OF CLASS A-3 NOTES



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                                   EXHIBIT C-4


                              FORM OF CLASS B NOTES



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                                   EXHIBIT C-5


                              FORM OF CLASS C NOTES




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                                   EXHIBIT C-6


                              FORM OF CLASS D NOTES





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[Date]
                                  Exhibit D

                             Note Owner Certificate

                 (Confirmation of Party Requesting Information)






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                                     [Date]



[Norwest Bank Minnesota, National Association,                 [Servicer]
  as Trustee
11000 Broken Land Parkway
Columbia, Maryland  21044]


         Re:  TRI Funding III, Inc. Receivables-Backed Notes, Series 1999-1

Ladies and Gentlemen:

         This  letter is  delivered  to you in  connection  with a  request  for information by the undersigned beneficial holder (the "Holder") or the undersigned prospective transferee (the "Transferee") of Class ___ Notes (the "Notes"). The Notes were issued pursuant to the Indenture, dated as of August 1, 1999 (the "Indenture"), by and between TRI Funding III, Inc., as issuer (the "Issuer"), Trendwest Resorts, Inc., as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The undersigned hereby certifies, represents, and warrants to you, that:

                  INITIAL BOX AS APPLICABLE:

                  1. _____ In the case of a request for information by a direct or beneficial holder of Notes: the undersigned is a direct or beneficial holder of Notes and is requesting the information solely for use in evaluating such party's investment in the Notes and will otherwise keep such information confidential in accordance with its standard procedures for such information.

                  2. _____ In the case of a request for information by a prospective transferee: (i) the undersigned holder is a direct or beneficial holder of Notes and undersigned the requesting party is a prospective transferee of the undersigned holder's Notes and (ii) the undersigned requesting party is a prospective transferee of Notes, is requesting the

                  information       solely  for  use in  evaluating  a  possible
                                    investment in Notes and will  otherwise keep
                                    such information  confidential in accordance
                                    with  its  standard   procedures   for  such
                                    information.



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         IN WITNESS WHEREOF,  ______________________ has caused this Certificate
Agreement has been executed this _____ day of _________________, 19___.



                              [-------------------------------------]
                              [HOLDER]


                        By:

                              Name:_________________________________

                              Title:________________________________




                              [-------------------------------------]
                              [TRANSFEREE]


                        By:

                              Name:__________________________________

                              Title:_________________________________










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                                   SCHEDULE A


                                CONTRACT SCHEDULE

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                                   SCHEDULE B


                           TARGETED PRINCIPAL BALANCE